                                                                    Exhibit 99.1

                           Prudential [LOGO] Financial


                        Prudential Financial, Inc. (PRU)

--------------------------------------------------------------------------------

                         Quarterly Financial Supplement

                          FINANCIAL SERVICES BUSINESSES
                               FOURTH QUARTER 2001


--------------------------------------------------------------------------------

 Reference is made to Prudential Financial, Inc.'s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

                                                               February 12, 2002
--------------------------------------------------------------------------------

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

                                                                CONTENTS

                                                                                                                         Page
                                                                                                                       --------
          HIGHLIGHTS
            Financial Highlights                                                                                             1
            Operations Highlights                                                                                            2

          FINANCIAL SERVICES BUSINESSES
            Combined Statements of Operations                                                                                3
            Combined Balance Sheets                                                                                          4
            Combining Statements of Operations by Division (Quarter)                                                         5
            Combining Statements of Operations by Division (Year-to-Date)                                                    6
            Combining Balance Sheets by Division                                                                             7
            Short-Term Debt                                                                                                  8
            Long-Term Debt                                                                                                   9

          U.S. CONSUMER DIVISION
            Combined Statements of Operations                                                                               10
            Combining Statements of Operations (Quarter)                                                                    11
            Combining Statements of Operations (Year-to-Date)                                                               12
            Life Insurance Sales and Retail Investments Segment Mutual Funds, Wrap-fee Products and Annuity Sales
             and Assets Under Management                                                                                    13
            Life Insurance, Mutual Funds, Wrap-fee Products and Annuity Sales by Distribution Channel                       14
            Account Value Activity                                                                                          15
            Deferred Policy Acquisition Costs                                                                               16
            Supplementary Information for Individual Life Insurance and Private Client Group                                17
            Supplementary Information for Property and Casualty Insurance                                                   18

          EMPLOYEE BENEFITS DIVISION
            Combined Statements of Operations                                                                               19
            Combining Statements of Operations                                                                              20
            Sales Results and Assets Under Management                                                                       21
            Supplementary Information                                                                                       22

          INTERNATIONAL DIVISION
            Combined Statements of Operations                                                                               23
            Combining Statements of Operations                                                                              24
            Sales Results and Supplementary Information                                                                  25-26

          ASSET MANAGEMENT DIVISION
            Combined Statements of Operations                                                                               27
            Combining Statements of Operations                                                                              28
            Assets Under Management - Investment Management and Advisory Services Segment                                   29

          INVESTMENT PORTFOLIO
            Consolidated Investment Portfolio Composition                                                                   30
            Investment Portfolio Composition - Japanese Insurance Operations and Excluding Japanese Insurance
             Operations                                                                                                     31
            Consolidated Investment Results                                                                                 32
            Investment Results - Japanese Insurance Operations                                                              33
            Investment Results - Excluding Japanese Insurance Operations                                                    34

          RECLASSIFIED STATEMENTS OF OPERATIONS                                                                          35-39

          KEY DEFINITIONS AND FORMULAS                                                                                   40-41

          RATINGS AND INVESTOR INFORMATION                                                                                  42

                                                     Prudential [LOGO] Financial

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001

The Quarterly Financial Supplement for the period ended December 31, 2001 reflects certain reclassifications of historical revenues, expenses and liabilities to conform to the Company's current presentation. These reclassifications have no impact on adjusted operating income of the Financial Services Businesses or any of its divisions or segments. The primary purposes of the reclassifications are to revise the treatment of certain transactions between segments, so that all such transactions are eliminated within Corporate and Other results rather than at the division level, to present certain recurring revenues of the Private Client Group segment, formerly classified within commission revenues, as fee revenues and to conform the treatment of certain revenue and expense items in our Gibraltar Life operations to current reporting policies. This Quarterly Financial Supplement includes historical summaries of reclassified results for the Individual Life Insurance and Private Client Group segments, the U.S. Consumer Division, Gibraltar Life, and Corporate and Other operations. Additionally, revenues and expenses of the Property and Casualty Insurance segment for the fourth quarter of 2000, expenses of the International Insurance and Retail Investments segments for periods prior to the fourth quarter of 2001, and balance sheet information presented for periods prior to December 31, 2001, reflect reclassifications to conform to current reporting policies. If you have any questions or need assistance with regard to this reclassification, please contact the Investor Relations Unit.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                 Prudential [LOGO] Financial

                              FINANCIAL HIGHLIGHTS
                      (in millions, except per share data)

  Year-to-date        %                                                               2000                     2001
-----------------                                                                   --------  -------------------------------------
  2001     2000     Change                                                              4Q        1Q       2Q        3Q        4Q
-------- --------                                                                   --------  -------- --------  --------  --------
                           Financial Services Businesses:
                           Pre-tax adjusted operating income by division:
    310      740    -58%    U. S. Consumer Division                                     (62)      194       82        47       (13)
    183      387    -53%    Employee Benefits Division                                   76       104       52         3        24
    523      322     62%    International Division                                       60        98      120       180       125
    219      276    -21%    Asset Management Division                                    40        78       32        45        64
     28       (4)   800%    Corporate and other operations                              (81)       (1)      75       (19)      (27)
-------  -------                                                                    --------  -------- --------  --------  --------
  1,263    1,721    -27%       Total pre-tax adjusted operating income                   33       473      361       256       173
    499      605    -18%    Income taxes (1)                                             (8)      177      101       153        68
-------  -------                                                                    --------  -------- --------  --------  --------
                           Financial Services Businesses after-tax adjusted
    764    1,116    -32%    operating income                                             41       296      260       103       105
-------  -------                                                                    --------  -------- --------  --------  --------

                           Items excluded from adjusted operating income:
                             Realized investment gains (losses), net of
   (136)    (408)    67%      related charges                                          (199)      243       75      (322)     (132)
      -        -      -      Sales practices remedies and costs                           -         -        -         -         -
   (147)    (636)    77%     Divested businesses                                       (567)      (22)     (60)      (40)      (25)
   (588)    (143)  -311%     Demutualization costs and expenses (2)                     (30)      (45)    (117)      (37)     (389)
-------  -------                                                                    --------  -------- --------  --------  --------
                                 Total items excluded from adjusted operating
   (871)  (1,187)    27%           income, before income taxes                         (796)      176     (102)     (399)     (546)
                              Income taxes, including mutual insurance company
   (393)    (305)   -29%          tax                                                  (347)       69      (92)     (348)      (22)
------- --------                                                                    --------  -------- --------  --------  --------
                                 Total items excluded from adjusted operating
   (478)    (882)    46%           income, after income taxes                          (449)      107      (10)      (51)     (524)
-------  -------                                                                    --------  -------- --------  --------  --------
                           Income (loss) from continuing operations (after-tax)
    286      234     22%    of Financial Services Businesses                           (408)      403      250        52      (419)
                           Income (loss) from discontinued operations, net of
     16       77    -79%    related taxes                                                77         -        -         -        16
-------  -------                                                                    --------  -------- --------  --------  --------
    302      311     -3%  Net income (loss) of Financial Services Businesses           (331)      403      250        52      (403)
=======  =======                                                                    ========  ======== ========  ========  ========

                          Per share of Common Stock, equivalent share basis -
                           diluted (3):

   1.31     1.91           Adjusted operating income                                   0.07      0.51     0.45      0.18      0.18
   0.49     0.40           Income (loss) from continuing operations                   (0.70)     0.69     0.43      0.09     (0.72)
   0.52     0.53           Net income (loss)                                          (0.57)     0.69     0.43      0.09     (0.69)

  583.6    583.6          Diluted shares (equivalent share basis) (4)                 583.6     583.6    583.6     583.6     583.7

                          Financial Services Businesses Capitalization Data (5):

                           Short-term debt                                           10,893    11,922    9,440     9,720     5,405
                           Long-term debt                                             1,476     2,058    3,047     2,983     3,554
                           Equity Security Units (6)                                      -         -        -         -       690

                          Attributed Equity:
                              Total Attributed Equity                                13,741    14,661   14,787    14,683    19,646
                              Excluding unrealized gains and losses on investments   13,147    13,704   13,822    13,433    18,803
                              Excluding accumulated other comprehensive income       13,244    13,908   13,960    13,581    19,083

                          Total Capitalization:
                              Excluding accumulated other comprehensive income       14,720    15,966   17,007    16,564    23,327
                              Including accumulated other comprehensive income       15,217    16,719   17,834    17,666    23,890

                           Book value per share of Common Stock:

                              Excluding unrealized gains and losses on investments                                           32.15
                              Excluding accumulated other comprehensive income                                               32.63
                              Including accumulated other comprehensive income                                               33.59

                              Number of diluted shares at end of period                                                      584.8

                          Reconciliation to Consolidated Net Income of Prudential
                           Financial, Inc:

    302      311          Net Income (loss) of Financial Services Businesses (above)   (331)      403      250        52      (403)
   (456)      87          Net Income (loss) of Closed Block Business (7)                 63        34      (55)     (332)     (103)
-------- --------                                                                   --------  -------- --------  --------  --------
   (154)     398          Consolidated net income (loss)                               (268)      437      195      (280)     (506)
======== ========                                                                   ========  ======== ========  ========  ========




(1) Income taxes applicable to pre-tax adjusted operating income, which excludes the mutual insurance company tax for periods prior to demutualization.
(2) Demutualization costs and expenses for the quarter and year ended December 31, 2001, include demutualization consideration of $340 million paid to former Canadian branch policyholders.
(3) Prudential Financial Inc.'s initial public offering and the demutualization of The Prudential Insurance Company of America became effective on December 18, 2001. Equivalent share earnings reflects a pro forma presentation for shares outstanding, whereby shares issued in the initial public offering, including those issued as a result of the subsequent exercise by underwriters of options to acquire additional shares, and shares distributed as demutualization consideration to policyholders, were assumed to be outstanding for all periods presented. Earnings used in per-share calculations have not been retroactively adjusted to reflect the demutualization or related transactions, including the establishment of the Closed Block Business.
(4) Diluted shares reflect the impact of stock options issued on the date of demutualization, weighted for the portion of the period for which they were outstanding.
(5)  As of end of period.
(6) Guaranteed minority interest in Trust holding solely debentures of parent, as reported in combined balance sheet.
(7) Amounts shown for the Closed Block Business represent results of the Traditional Participating Products segment for periods prior to effective date of demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                 Prudential [LOGO] Financial

                              OPERATIONS HIGHLIGHTS

     Year-to-date                                                                           2000                2001
-----------------------                                                                    ------ --------------------------------
   2001        2000                                                                          4Q     1Q       2Q       3Q       4Q
----------  -----------                                                                    ------ ------  -------   ------ -------
                        Common Stock Price Range:
     33.19                 High                                                                                              33.19
     29.30                 Low                                                                                               29.30
     33.19                 Close                                                                                             33.19

                        Common Stock market capitalization ($ millions) (1)                                                 19,369

                        Assets Under Management and Administration ($ billions) (1)(2):

                         Assets Under Management:
                          Managed by Asset Management Division:
                           Retail customers(3)                                              107.4   97.2     99.8     92.8    96.5
                           Institutional customers                                           95.1   89.5     90.7     84.9    89.1
                           General account                                                  110.0  111.0    109.3    110.1   113.8
                                                                                           ------ ------  -------   ------ -------
                              Total proprietary (3)                                         312.5  297.7    299.8    287.8   299.4
                          Managed by Retail Investments or Private Client Group segments:
                             Non-proprietary wrap-fee and other domestic assets under
                               management                                                    50.5   49.8     51.3     45.0    49.3
                          International (4)                                                   8.1    8.9     42.4     40.5    39.3
                                                                                           ------ ------  -------   ------ -------
                               Total assets under management                                371.1  356.4    393.5    373.3   388.0
                          Client assets under administration (5)                            221.8  203.5    212.3    190.9   201.6
                                                                                           ------ ------  -------   ------ -------
                               Total assets under management and administration             592.9  559.9    605.8    564.2   589.6
                                                                                           ====== ======  =======   ====== =======

                       Distribution Representatives(1):
                          Prudential Agents                                                 6,086  5,382    5,049    4,928   4,387
                          Financial Advisors (domestic and international)                   6,676  6,628    6,497    6,366   6,159
                          International Life Planners                                       3,495  3,434    3,690    3,999   4,104
                          Gibraltar Life Advisors                                               -      -    7,230    6,596   6,121

                       Distribution Representative Productivity:
        35       35       Prudential Agent productivity ($ thousands)                          32     25       30       28      37
       336      401       Financial Advisor Productivity (domestic; $ thousands)              367    364      338      316     327

                       Third Party Distribution ($ millions):
       252      128       Individual Life Insurance sales (6)                                  56     55       43      123      31
     3,059    1,464       Retail Investments gross sales (7)                                  426    494    1,525      494     546

                       (1) As of end of period.
                       (2) At fair market value.
                       (3) Includes International retail customer assets.
                       (4) Includes $29.2 billion of Gibraltar Life assets at
                           November 30, 2001.
                       (5) Includes International customer client assets.
                       (6) Statutory first year premiums and deposits for
                           Individual Life Insurance segment products by third-party channel.
                       (7) Gross sales of mutual funds, wrap-fee products, and
                           annuities by third party channel.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

        COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES
                                  (in millions)


   Year-to-date      %                                                                    2000                  2001
------------------                                                                       -------  ---------------------------------
   2001     2000   Change                                                                   4Q       1Q       2Q       3Q      4Q
--------  --------                                                                       -------  -------- -------- ------- -------
                              Revenues (1):

  8,227     5,826    41%       Premiums                                                    1,498     1,611    2,014   2,241   2,361
  1,803     1,639    10%       Policy charges and fee income                                 447       392      483     474     454
  5,239     5,224     0%       Net investment income                                       1,316     1,297    1,352   1,288   1,302
  4,356     5,196   -16%       Commissions, investment management fees, and other income   1,197     1,108    1,164     992   1,092
--------  --------                                                                       -------  -------- -------- ------- -------
 19,625    17,885    10%           Total revenues                                          4,458     4,408    5,013   4,995   5,209
--------  --------                                                                       -------  -------- -------- ------- -------

                              Benefits and Expenses (1):

  8,259     6,103    35%       Insurance and annuity benefits                              1,658     1,611    2,073   2,279   2,296
  1,670     1,618     3%       Interest credited to policyholder account balances            393       382      422     432     434
    326       448   -27%       Interest expense                                              118       108      100      70      48
 (1,325)   (1,192)  -11%       Deferral of acquisition costs                                (305)     (313)    (343)   (325)   (344)
    933       834    12%       Amortization of acquisition costs                             241       242      212     255     224
  3,279     3,454    -5%       Securities operations non-interest expenses                   889       817      875     771     816
  5,220     4,899     7%       General and administrative expenses                         1,431     1,088    1,313   1,257   1,562
--------  --------                                                                       -------  -------- -------- ------- -------
 18,362    16,164    14%         Total benefits and expenses                               4,425     3,935    4,652   4,739   5,036
--------  --------                                                                       -------  -------- -------- ------- -------

  1,263     1,721   -27%      Adjusted operating income before income taxes                   33       473      361     256     173
--------  --------                                                                       -------  -------- -------- ------- -------

                              Items excluded from adjusted operating income before
                               income taxes:

   (162)     (379)   57%         Realized investment gains (losses)                         (163)      247       82    (326)   (165)
     26       (29)  190%         Related charges                                             (36)       (4)      (7)      4      33
--------  --------                                                                       -------  -------- -------- ------- -------
                                   Total realized investment gains (losses), net of
   (136)     (408)   67%            related charges                                         (199)      243       75    (322)   (132)
--------  --------                                                                       -------  -------- -------- ------- -------

      -         -     -          Sales practices remedies and costs                            -         -        -       -       -
   (147)     (636)   77%         Divested businesses                                        (567)      (22)     (60)    (40)    (25)
   (588)     (143) -311%         Demutualization costs and expenses                          (30)      (45)    (117)    (37)   (389)
--------  --------                                                                       -------   -------- -----------------------
                                   Total items excluded from adjusted operating
   (871)   (1,187)   27%            income before income taxes                              (796)      176     (102)   (399)   (546)
--------  --------                                                                       -------  -------- -------- ------- -------

    392       534   -27%      Income (loss) from continuing operations before income taxes  (763)      649      259    (143)   (373)
    106       300   -65%      Income tax expense                                            (355)      246        9    (195)     46
--------  --------                                                                       -------  -------- -------- ------- -------
    286       234    22%      Income (loss) from continuing operations, after-tax           (408)      403      250      52    (419)
========  ========                                                                       =======  ======== ======== ======= =======

(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Fourth Quarter 2001

             COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES
                                  (in millions)

                                                                        12/31/2000  03/31/2001  06/30/2001   09/30/2001  12/31/2001
                                                                        ----------  ----------  ----------   ----------  ----------
 Assets:
   Investments:
     Fixed maturity securities available for sale, at fair value
        (amortized cost $45,597; $52,549; $67,706; $66,031; $67,276)       46,172    54,018       68,768       68,018       68,880
     Fixed maturity held to maturity, at amortized cost
        (fair value $7,257; $381; $562; $555; $395)                         7,172       354          538          532          374
     Trading account assets, at fair value                                  7,217     9,103        5,752        5,199        5,043
     Equity securities available for sale, at fair value
        (cost $783; $1,017; $3,462; $2,072; $1,671)                           855     1,050        3,634        2,026        1,688
     Commercial loans                                                       8,177     8,074       13,977       12,756       13,624
     Policy loans                                                           2,336     2,459        3,033        3,008        2,812
     Securities purchased under agreements to resell                        5,395     4,526        6,169        4,480        4,421
     Cash collateral for borrowed securities                                3,858     3,541        3,422        3,963        5,210
     Other long-term investments                                            2,562     3,095        4,023        3,811        4,336
     Short-term investments                                                 2,498       782        2,960        2,773        2,972
                                                                          -------   -------      -------      -------      -------
   Total investments                                                       86,242    87,002      112,276      106,566      109,360
   Cash and cash equivalents                                                5,165     7,297       11,555       13,209       16,900
   Accrued investment income                                                1,002       930          975          977        1,059
   Broker-dealer related receivables                                       11,860    10,004        8,773        9,119        7,802
   Deferred policy acquisition costs                                        5,389     5,284        5,445        5,525        5,538
   Other assets                                                            10,951    11,654       11,500       13,798       13,488
   Separate account assets                                                 82,217    79,066       79,697       74,523       77,158
                                                                          -------   -------      -------      -------      -------
       Total assets                                                       202,826   201,237      230,221      223,717      231,305
                                                                          =======   =======      =======      =======      =======

 Liabilities:
   Future policy benefits                                                  21,845    21,758       40,756       40,729       39,752
   Policyholders' account balances                                         27,320    27,404       38,498       37,936       37,944
   Unpaid claims and claim adjustment expenses                              3,549     3,519        3,516        3,478        3,408
   Securities sold under agreements to repurchase                          11,162    11,169       10,262        9,479        9,280
   Cash collateral for loaned securities                                    9,283     8,611        7,626        6,264        7,650
   Income taxes payable                                                     1,041     1,468        1,006        1,550        1,085
   Broker-dealer related payables                                           5,965     5,130        5,206        6,571        6,445
   Securities sold but not yet purchased                                    4,959     5,186        3,979        3,057        2,791
   Short-term debt                                                         10,893    11,922        9,440        9,720        5,405
   Long-term debt                                                           1,476     2,058        3,047        2,983        3,554
   Other liabilities                                                        9,375     9,285       12,401       12,744       16,497
   Separate account liabilities                                            82,217    79,066       79,697       74,523       77,158
                                                                          -------   -------      -------      -------      -------
       Total liabilities                                                  189,085   186,576      215,434      209,034      210,969
                                                                          -------   -------      -------      -------      -------

 Guaranteed minority interest in Trust holding solely
 debentures of Parent                                                           -         -            -            -          690

 Attributed Equity:
   Accumulated other comprehensive income (loss)                              497       753          827        1,102          563
   Other attributed equity                                                 13,244    13,908       13,960       13,581       19,083
                                                                          -------   -------      -------      -------      -------
      Total attributed equity                                              13,741    14,661       14,787       14,683       19,646
                                                                          -------   -------      -------      -------      -------

      Total liabilities and attributed equity                             202,826   201,237      230,221      223,717      231,305
                                                                          =======   =======      =======      =======      =======

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                         Prudential [LOGO] Financial

 FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION
                                  (in millions)

                                                                                Quarter Ended December 31, 2001
                                                         ---------------------------------------------------------------------------
                                                           Total
                                                         Financial      U.S.      Employee                   Asset       Corporate
                                                          Services    Consumer    Benefits  International  Management    and Other
                                                         Businesses   Division    Division    Division       Division    Operations
                                                         ----------  ----------   --------  -------------  ----------   -----------
      Revenues (1):
        Premiums                                              2,361         636        650          1,046          --            29
        Policy charges and fee income                           454         318         68             70          --            (2)
        Net investment income                                 1,302         295        664            162          28           153
        Commissions, investment management
          fees, and other income                              1,092         676         99            143         313          (139)
                                                         ----------  ----------   --------  -------------  ----------    ----------
           Total revenues                                     5,209       1,925      1,481          1,421         341            41
                                                         ----------  ----------   --------  -------------  ----------    ----------

      Benefits and Expenses(1):
        Insurance and annuity benefits                        2,296         605        838            841          --            12
        Interest credited to policyholder
          account balances                                      434          98        311             25          --            --
        Interest expense                                         48          --          2             (2)          4            44
        Deferral of acquisition costs                          (344)       (201)       (10)          (149)         --            16
        Amortization of acquisition costs                       224         192          5             47          --           (20)
        Securities operations non-interest expenses             816         595         --            147          64            10
        General and administrative expenses                   1,562         649        311            387         209             6
                                                         ----------  ----------   --------  -------------  ----------    ----------
          Total benefits and expenses                         5,036       1,938      1,457          1,296         277            68
                                                         ----------  ----------   --------  -------------  ----------    ----------

      Adjusted operating income before income taxes             173         (13)        24            125          64           (27)
                                                         ==========  ==========   ========  =============  ==========    ==========

                                                                                Quarter Ended December 31, 2000
                                                         --------------------------------------------------------------------------
                                                           Total
                                                         Financial      U.S.      Employee                   Asset       Corporate
                                                          Services    Consumer    Benefits  International  Management    and Other
                                                         Businesses   Division    Division    Division      Division     Operations
                                                         ----------  ----------   --------  -------------  ----------    ----------
      Revenues (1):
        Premiums                                              1,498         483        556            445          --            14
        Policy charges and fee income                           447         326         98             26          --            (3)
        Net investment income                                 1,316         325        711             55          22           203
        Commissions, investment management
         fees, and other income                               1,197         796        105            145         317          (166)
                                                         ----------  ----------   --------  -------------  ----------    ----------
            Total revenues                                    4,458       1,930      1,470            671         339            48
                                                         ----------  ----------   --------  -------------  ----------    ----------

      Benefits and Expenses (1):
        Insurance and annuity benefits                        1,658         505        817            327          --             9
        Interest credited to policyholder
          account balances                                      393         101        292             --          --            --
        Interest expense                                        118           9          7              2           5            95
        Deferral of acquisition costs                          (305)       (211)        (7)          (109)         --            22
        Amortization of acquisition costs                       241         213         13             38          --           (23)
        Securities operations non-interest expenses             889         641         --            147          88            13
        General and administrative expenses                   1,431         734        272            206         206            13
                                                         ----------  ----------   --------  -------------  ----------    ----------
            Total benefits and expenses                       4,425       1,992      1,394            611         299           129
                                                         ----------  ----------   --------  -------------  ----------    ----------

      Adjusted operating income before income taxes              33         (62)        76             60          40           (81)
                                                         ==========  ==========   ========  =============  ==========    ==========

(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

 FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION
                                  (in millions)

                                                                         Twelve Months Ended December 31, 2001
                                                      ---------------------------------------------------------------------------
                                                        Total
                                                      Financial      U.S.      Employee                      Asset      Corporate
                                                       Services    Consumer    Benefits   International   Management    and Other
                                                      Businesses   Division    Division      Division      Division    Operations
                                                      ----------  ---------    --------   -------------   ----------   ----------
     Revenues (1):
       Premiums                                            8,227      2,317       2,532           3,337            -           41
       Policy charges and fee income                       1,803      1,259         244             307            -           (7)
       Net investment income                               5,239      1,235       2,728             511           90          675
       Commissions, investment management
         fees, and other income                            4,356      2,833         408             539        1,182         (606)
                                                      ----------  ---------    --------   -------------   ----------   ----------
          Total revenues                                  19,625      7,644       5,912           4,694        1,272          103
                                                      ----------  ---------    --------   -------------   ----------   ----------

     Benefits and Expenses(1):
       Insurance and annuity benefits                      8,259      2,143       3,403           2,674            -           39
       Interest credited to policyholder
         account balances                                  1,670        396       1,201              72            -            1
       Interest expense                                      326          7          11               4           15          289
       Deferral of acquisition costs                      (1,325)      (838)        (30)           (539)           -           82
       Amortization of acquisition costs                     933        837          14             164            -          (82)
       Securities operations non-interest expenses         3,279      2,420           -             530          292           37
       General and administrative expenses                 5,220      2,369       1,130           1,266          746         (291)
                                                      ----------  ---------    --------   -------------   ----------   ----------
          Total benefits and expenses                     18,362      7,334       5,729           4,171        1,053           75
                                                      ----------  ---------    --------   -------------   ----------   ----------

     Adjusted operating income before income taxes         1,263        310         183             523          219           28
                                                      ==========  =========    ========   =============   ==========   ==========

                                                                         Twelve Months Ended December 31, 2000
                                                      ---------------------------------------------------------------------------
                                                        Total
                                                      Financial      U.S.      Employee                      Asset      Corporate
                                                       Services    Consumer    Benefits   International   Management    and Other
                                                      Businesses   Division    Division      Division      Division    Operations
                                                      ----------  ---------    --------   -------------   ----------   ----------
     Revenues (1):
       Premiums                                            5,826      1,941       2,190           1,680            -           15
       Policy charges and fee income                       1,639      1,307         250              92            -          (10)
       Net investment income                               5,224      1,344       2,817             195           52          816
       Commissions, investment management
         fees, and other income                            5,196      3,434         429             657        1,292         (616)
                                                      ----------  ---------    --------   -------------   ----------   ----------
          Total revenues                                  17,885      8,026       5,686           2,624        1,344          205
                                                      ----------  ---------    --------   -------------   ----------   ----------

     Benefits and Expenses  (1):
       Insurance and annuity benefits                      6,103      1,838       2,972           1,266            -           27
       Interest credited to policyholder
         account balances                                  1,618        395       1,224               2            -           (3)
       Interest expense                                      448         11          43               4            5          385
       Deferral of acquisition costs                      (1,192)      (867)        (26)           (404)           -          105
       Amortization of acquisition costs                     834        749          23             146            -          (84)
       Securities operations non-interest expenses         3,454      2,485           -             586          324           59
       General and administrative expenses                 4,899      2,675       1,063             702          739         (280)
                                                      ----------  ---------    --------   -------------   ----------   ----------
          Total benefits and expenses                     16,164      7,286       5,299           2,302        1,068          209
                                                      ----------  ---------    --------   -------------   ----------   ----------

     Adjusted operating income before income taxes         1,721        740         387             322          276           (4)
                                                      ==========  =========    ========   =============   ==========   ==========

(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION
                             (in millions)


                                                                               As of December 31, 2001
                                                     -----------------------------------------------------------------------------
                                                        Total
                                                      Financial       U.S.      Employee                      Asset      Corporate
                                                       Services     Consumer    Benefits   International   Management    and Other
                                                      Businesses    Division    Division     Division       Division    Operations
                                                     ------------  ----------  ----------  -------------   ----------   ----------
     Assets:
       Total investments                                  109,360      26,065      38,279         29,841        5,462        9,713
       Broker-dealer related receivables                    7,802       6,103           -          1,069          318          312
       Deferred policy acquisition costs                    5,538       3,893          93          1,615            -          (63)
       Other assets                                        31,447       6,638       5,223          8,454        2,898        8,234
       Separate account assets                             77,158      28,532      29,172            422       19,679         (647)
                                                     ------------  ----------  ----------  -------------   ----------   ----------
         Total assets                                     231,305      71,231      72,767         41,401       28,357       17,549
                                                     ============  ==========  ==========  =============   ==========   ==========

     Liabilities:
       Future policy benefits                              39,752       3,158      14,084         22,041            -          469
       Policyholders' account balances                     37,944       8,873      19,238          9,808            -           25
       Debt                                                 8,959       2,888         779          1,058        1,767        2,467
       Other liabilities                                   47,156      20,910       6,732          5,429        5,966        8,119
       Separate account liabilities                        77,158      28,532      29,172            422       19,679         (647)
                                                     ------------  ----------  ----------  -------------   ----------   ----------
         Total liabilities                                210,969      64,361      70,005         38,758       27,412       10,433
                                                     ------------  ----------  ----------  -------------   ----------   ----------

     Guaranteed minority interest in Trust holding
       solely debentures of Parent                            690           -           -              -            -          690

     Attributed Equity:
       Accumulated other comprehensive income (loss)          563         453         518           (171)           2         (239)
       Other attributed equity                             19,083       6,417       2,244          2,814          943        6,665
                                                     ------------  ----------  ----------  -------------   ----------   ----------
         Total attributed equity                           19,646       6,870       2,762          2,643          945        6,426
                                                     ------------  ----------  ----------  -------------   ----------   ----------

         Total liabilities and attributed equity          231,305      71,231      72,767         41,401       28,357       17,549
                                                     ============  ==========  ==========  =============   ==========   ==========

                                                                               As of December 31, 2000
                                                     -----------------------------------------------------------------------------
                                                        Total
                                                      Financial       U.S.      Employee                      Asset      Corporate
                                                       Services     Consumer    Benefits   International   Management    and Other
                                                      Businesses    Division    Division     Division       Division    Operations
                                                     ------------  ----------  ----------  -------------   ----------   ----------
     Assets:
       Total investments                                   86,242      22,233      42,112          4,823        8,915        8,159
       Broker-dealer related receivables                   11,860       8,068           -          1,022          126        2,644
       Deferred policy acquisition costs                    5,389       3,909          88          1,425            -          (33)
       Other assets                                        17,118       6,811       2,570          2,657        2,343        2,737
       Separate account assets                             82,217      32,202      31,047            443       19,218         (693)
                                                     ------------  ----------  ----------  -------------   ----------   ----------
         Total assets                                     202,826      73,223      75,817         10,370       30,602       12,814
                                                     ============  ==========  ==========  =============   ==========   ==========

     Liabilities:
       Future policy benefits                              21,845       2,913      14,065          4,536            -          331
       Policyholders' account balances                     27,320       8,433      18,733            128            -           26
       Debt                                                12,369       3,485       1,049            806        1,807        5,222
       Other liabilities                                   45,334      19,893       8,270          3,305        9,120        4,746
       Separate account liabilities                        82,217      32,202      31,047            443       19,218         (693)
                                                     ------------  ----------  ----------  -------------   ----------   ----------
         Total liabilities                                189,085      66,926      73,164          9,218       30,145        9,632
                                                     ------------  ----------  ----------  -------------   ----------   ----------

     Guaranteed minority interest in Trust holding
       solely debentures of Parent                              -           -           -              -            -            -

     Attributed Equity:
       Accumulated other comprehensive income (loss)          497         401         143            (61)          (2)          16
       Other attributed equity                             13,244       5,896       2,510          1,213          459        3,166
                                                     ------------  ----------  ----------  -------------   ----------   ----------
         Total attributed equity                           13,741       6,297       2,653          1,152          457        3,182
                                                     ------------  ----------  ----------  -------------   ----------   ----------

         Total liabilities and attributed equity          202,826      73,223      75,817         10,370       30,602       12,814
                                                     ============  ==========  ==========  =============   ==========   ==========

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Fourth Quarter 2001

                 SHORT TERM DEBT - FINANCIAL SERVICES BUSINESSES
                                  (in millions)

                                                                                        December 31, 2001
                                                                -----------------------------------------------------------------
                                                                                 The Prudential
                                                                  Prudential      Insurance Co.
                                                                Financial, Inc.   of America(a)   Other Affiliates     Total
                                                                ---------------  ---------------  ----------------  -------------
     Borrowings by use of proceeds:

         General corporate purposes                                          -              222                -             222
         Investment related                                                  -              834                -             834
         Securities business related                                         -            1,639            1,484           3,123
         Specified other businesses                                          -            1,141               14           1,155
         Limited recourse and non-recourse borrowing                         -                -               71              71
                                                                 --------------  ---------------  ---------------  --------------
             Total short-term debt                                           -            3,836            1,569           5,405
                                                                 ==============  ===============  ===============  ==============

     Borrowings by type:

         Long-term debt due within one year                                  -              753                -             753
         Commercial paper                                                    -            3,022                -           3,022
         Bank borrowings                                                     -                -            1,324           1,324
         Other short-term debt                                               -               61              174             235
                                                                 --------------  ---------------  ---------------  --------------
           Total general obligations                                         -            3,836            1,498           5,334
           Limited recourse and non-recourse borrowing                       -                -               71              71
                                                                 --------------  ---------------  ---------------  --------------

       Total short-term debt                                                 -            3,836            1,569           5,405
                                                                 ==============  ===============  ===============  ==============

       (a) Includes Prudential Funding, LLC.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Fourth Quarter 2001

                                 LONG TERM DEBT
                                  (in millions)

                                                                                  December 31, 2001
                                                ------------------------------------------------------------------------------------
                                                                                                                Limited
                                                 General                Securities   Specified                  Recourse
                                                Corporate   Investment   Business      Other     Total General  and non-    Total
                                                Purposes      Related     Related    Businesses   Obligations   Recourse  Borrowings
                                                ---------   ----------  ----------   ----------  -------------  --------  ----------
Financial Services Businesses:

  Prudential Financial, Inc.:
    Long-term fixed and floating rate notes             -            -           -            -              -         -           -
    Hybrid notes                                        -            -           -            -              -         -           -
                                                ---------   ----------  ----------   ----------  -------------  --------  ----------
        Total                                           -            -           -            -              -         -           -
                                                ---------   ----------  ----------   ----------  -------------  --------  ----------

  The Prudential Insurance Company of
  America (a):
    Surplus notes                                     989            -           -            -            989         -         989
    Long-term fixed and floating rate notes         1,456          586           -            -          2,042         -       2,042
    Commercial paper backed by long-term
    credit agreements                                   -            -           -            -              -         -           -
                                                ---------   ----------  ----------   ----------  -------------  --------  ----------
      Total                                         2,445          586           -            -          3,031         -       3,031
                                                ---------   ----------  ----------   ----------  -------------  --------  ----------

  Long-term debt of other affiliated companies          -            -           -            -              -       523         523
                                                ---------   ----------  ----------   ----------  -------------  --------  ----------

  Total long-term debt of Financial Services
  Businesses                                        2,445          586           -            -          3,031       523       3,554
                                                =========   ==========  ==========   ==========  =============  ========  ==========


  Ratio of long-term and short-term corporate
  debt to capitalization                             12.7%
                                                =========


Closed Block Business:

  Limited recourse notes of Prudential
  Holdings, LLC                                         -            -           -            -              -     1,750       1,750
                                                =========   ==========  ==========   ==========  =============  ========  ==========

   (a) Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                Prudential [LOGO] Financial

           COMBINED STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)


Year-to-date         %                                                                   2000                 2001
----------------                                                                        ------   --------------------------------
 2001      2000    Change                                                                 4Q       1Q      2Q      3Q        4Q
------   -------                                                                        ------   ------  ------  -------   ------
                          Revenues (1):

 2,317     1,941    19%     Premiums                                                       483      545     575     561       636
 1,259     1,307    -4%     Policy charges and fee income                                  326      315     321     305       318
 1,235     1,344    -8%     Net investment income                                          325      333     303     304       295
 2,833     3,434   -18%     Commissions, investment management fees, and other income      796      755     713     689       676
------   -------                                                                        ------   ------  ------  ------    ------
 7,644     8,026    -5%     Total revenues                                               1,930    1,948   1,912   1,859     1,925
------   -------                                                                        ------   ------  ------  ------    ------

                          Benefits and Expenses (1):
 2,143     1,838    17%     Insurance and annuity benefits                                 505      456     527     555       605
   396       395     0%     Interest credited to policyholder account balances             101      103      99      96        98
     7        11   -36%     Interest expense                                                 9        2       3       2      --
  (838)     (867)    3%     Deferral of acquisition costs                                 (211)    (219)   (216)   (202)     (201)
   837       749    12%     Amortization of acquisition costs                              213      222     193     230       192
 2,420     2,485    -3%     Securities operations non-interest expenses                    641      603     645     577       595
 2,369     2,675   -11%     General and administrative expenses                            734      587     579     554       649
------   -------                                                                        ------   ------  ------  ------    ------
 7,334     7,286     1%     Total benefits and expenses                                  1,992    1,754   1,830   1,812     1,938
------   -------                                                                        ------   ------  ------  ------    ------

   310       740   -58%   Adjusted operating income before income taxes                    (62)     194      82      47       (13)
======   =======                                                                        ======   ======  ======  ======    ======


(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

      COMBINING STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                        (in millions)

                                                                      Quarter Ended December 31, 2001
                                              -------------------------------------------------------------------------------------

                                                                                                                 Retail Investments
                                              Total U.S.  Individual                             Property &     -------------------
                                               Consumer     Life        Private       Retail      Casualty       Mutual
                                               Division   Insurance   Client Group  Investments  Insurance      Funds(2)  Annuities
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------
     Revenues (1):
       Premiums                                      636         133             -            8        495             -          8
       Policy charges and fee income                 318         262             -           56          -             -         56
       Net investment income                         295         100            54          105         36             -        105
       Commissions, investment management
        fees, and other income                       676          30           471          174          1           157         17
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------
           Total revenues                          1,925         525           525          343        532           157        186
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------

     Benefits and Expenses (1):
       Insurance and annuity benefits                605         203             -           33        369             -         33
       Interest credited to policyholder
        account balances                              98          35             -           63          -             -         63
       Interest expense                                -          (1)            -            1          -             -          1
       Deferral of acquisition costs                (201)        (74)            -          (34)       (93)           (9)       (25)
       Amortization of acquisition costs             192          55             -           39         98            18         21
       Securities operations non-interest
        expenses                                     595           -           595            -          -             -          -
       General and administrative expenses           649         276             9          203        161           133         70
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------
           Total benefits and expenses             1,938         494           604          305        535           142        163
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------

     Adjusted operating income before
        income taxes                                 (13)         31           (79)          38         (3)           15         23
                                              ==========  ==========  ============  ===========  =========      ========  =========

                                                                      Quarter Ended December 31, 2000
                                              -------------------------------------------------------------------------------------

                                                                                                                 Retail Investments
                                              Total U.S.  Individual                             Property &     -------------------
                                               Consumer     Life        Private       Retail      Casualty       Mutual
                                               Division   Insurance   Client Group  Investments  Insurance      Funds(2)  Annuities
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------
     Revenues (1):
       Premiums                                      483          70             -           17        396             -         17
       Policy charges and fee income                 326         258             -           68          -             -         68
       Net investment income                         325          87            67          121         50             4        117
       Commissions, investment management
        fees, and other income                       796          51           548          196          1           175         21
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------
           Total revenues                          1,930         466           615          402        447           179        223
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------

     Benefits and Expenses(1):
       Insurance and annuity benefits                505         179             -           44        282             -         44
       Interest credited to policyholder
        account balances                             101          33             -           68          -             -         68
       Interest expense                                9          10             -           (1)         -             1         (2)
       Deferral of acquisition costs                (211)        (75)            -          (41)       (95)          (16)       (25)
       Amortization of acquisition costs             213          38             -           74        101            20         54
       Securities operations non-interest
        expenses                                     641           -           641            -          -             -          -
       General and administrative expenses           734         312            15          233        174           157         76
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------
           Total  benefits and expenses            1,992         497           656          377        462           162        215
                                              ----------  ----------  ------------  -----------  ---------      --------  ---------

     Adjusted operating income before
        income taxes                                 (62)        (31)          (41)          25        (15)           17          8
                                              ==========  ==========  ============  ===========  =========      ========  =========


     (1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
     (2) Includes wrap-fee products and unit investment trusts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                Prudential [LOGO] Financial

          COMBINING STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)

                                                                        Twelve Months Ended December 31, 2001
                                               ------------------------------------------------------------------------------------
                                                                                                                Retail Investments
                                               Total U.S.  Individual    Private                 Property &  ----------------------
                                               Consumer      Life        Client        Retail     Casualty     Mutual
                                               Division    Insurance      Group     Investments  Insurance    Funds(2)   Annuities
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------
Revenues (1):
  Premiums                                         2,317          387           --           46       1,884          --          46
  Policy charges and fee income                    1,259        1,017           --          242          --          --         242
  Net investment income                            1,235          391          243          443         158           3         440
  Commissions, investment management fees,
   and other income                                2,833          124        1,973          727           9         651          76
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------
     Total revenues                                7,644        1,919        2,216        1,458       2,051         654         804
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------

Benefits and Expenses (1):
  Insurance and annuity benefits                   2,143          699           --          110       1,334          --         110
  Interest credited to policyholder
   account balances                                  396          137           --          259          --          --         259
  Interest expense                                     7           --           --            7          --           4           3
  Deferral of acquisition costs                     (838)        (301)          --         (147)       (390)        (48)        (99)
  Amortization of acquisition costs                  837          232           --          210         395          76         134
  Securities operations non-interest expenses      2,420           --        2,420           --          --          --          --
  General and administrative expenses              2,369          879           35          838         617         551         287
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------
    Total benefits and expenses                    7,334        1,646        2,455        1,277       1,956         583         694
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------

Adjusted operating income before income taxes        310          273         (239)         181          95          71         110
                                               =========   ==========   ==========  ===========  ==========  ==========  ==========
                                                                        Twelve Months Ended December 31, 2000
                                               ------------------------------------------------------------------------------------
                                                                                                                Retail Investments
                                               Total U.S.  Individual     Private                Property &  ----------------------
                                               Consumer      Life         Client      Retail     Casualty      Mutual
                                               Division    Insurance      Group     Investments  Insurance    Funds(2)   Annuities
                                               ----------  ----------   ----------  -----------  ----------  ----------  ----------
Revenues (1):
  Premiums                                         1,941          270           --           72       1,599          --          72
  Policy charges and fee income                    1,307        1,023           --          284          --          --         284
  Net investment income                            1,344          374          299          478         193           7         471
  Commissions, investment management fees,
   and other income                                3,434          161        2,468          797           8         712          85
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------
     Total revenues                                8,026        1,828        2,767        1,631       1,800         719         912
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------
Benefits and Expenses(1):
  Insurance and annuity benefits                   1,838          640           --          153       1,045          --         153
  Interest credited to policyholder
   account balances                                  395          131           --          264          --          --         264
  Interest expense                                    11           10           --            1          --           3          (2)
  Deferral of acquisition costs                     (867)        (277)          --         (219)       (371)        (77)       (142)
  Amortization of acquisition costs                  749          172           --          212         365          79         133
  Securities operations non-interest expenses      2,485           --        2,485           --          --          --          --
  General and administrative expenses              2,675        1,038           45          981         611         622         359
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------
    Total  benefits and expenses                   7,286        1,714        2,530        1,392       1,650         627         765
                                               ---------   ----------   ----------  -----------  ----------  ----------  ----------

Adjusted operating income before income taxes        740          114          237          239         150          92         147
                                               =========   ==========   ==========  ===========  ==========  ==========  ==========

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)  Includes wrap-fee products and unit investment trusts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

 U. S. CONSUMER DIVISION - LIFE INSURANCE SALES AND RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS AND ANNUITY SALES AND ASSETS UNDER MANAGEMENT
                                  (in millions)

   Year-to-date                                                                   2000                             2001
-----------------                                                               ---------   ----------------------------------------
  2001     2000                                                                    4Q          1Q        2Q        3Q         4Q
-------- --------                                                               ---------   --------  --------   --------   --------
                    INDIVIDUAL LIFE INSURANCE SALES (1):

    228       286     Variable and universal life                                     78         65         58         51        54
    199        42     COLI                                                            29         37         28        117        17
     43        59     Term life                                                       17         10         11         11        11
--------  --------                                                              ---------   --------  ---------  ---------  --------
    470       387           Total                                                    124        112         97        179        82
========  ========                                                              =========   ========  =========  =========  ========


                    RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS,
                    WRAP-FEE PRODUCTS AND ANNUITY SALES AND
                    ASSETS UNDER MANAGEMENT:

                    Mutual Funds:
 57,764    55,245     Beginning total mutual funds assets                         57,754     57,764     58,168     59,618    56,951
  5,273     5,378     Sales (other than money market)                              1,265      1,324      2,106        907       936
 (4,697)   (5,561)    Redemptions (other than money market)                       (1,205)    (1,202)    (1,103)    (1,110)   (1,282)
 (1,894)      726     Reinvestment of distributions and change in market value    (1,326)    (1,254)     1,056     (3,840)    2,144
  1,363     1,976     Net money market sales                                       1,276      1,536       (609)     1,376      (940)
--------  --------                                                              ---------   --------  ---------  ---------  --------
 57,809    57,764     Ending total mutual funds assets                            57,764     58,168     59,618     56,951    57,809
========  ========                                                              =========   ========  =========  =========  ========

                    Net Mutual Funds sales (redemptions) other than money
    576      (183)   market                                                           60        122      1,003       (203)     (346)
========  ========                                                              =========   ========  =========  =========  ========

                    Wrap-fee Products:
 19,621    16,723     Beginning total Wrap-fee product assets                     20,421     19,621     17,335     18,714    16,141
  7,452    10,503     Sales                                                        2,526      2,295      1,968      1,626     1,563
 (6,060)   (5,705)    Redemptions                                                 (1,352)    (1,878)    (1,378)    (1,462)   (1,342)
 (3,058)   (1,900)    Reinvestment of distributions and change in market value    (1,974)    (2,703)       789     (2,737)    1,593
--------  --------                                                              ---------   --------  ---------  ---------  --------
 17,955    19,621     Ending total Wrap-fee product assets                        19,621     17,335     18,714     16,141    17,955
  1,157     1,508   Unit investment trust assets at end of period                  1,508      1,552      1,420      1,168     1,157
--------  --------                                                              ---------   --------  ---------  ---------  --------
                    Total wrap-fee and unit investment trust assets at end of
 19,112    21,129    period                                                       21,129     18,887     20,134     17,309    19,112
========  ========                                                              =========   ========  =========  =========  ========

  1,392     4,798   Net wrap-fee product sales (redemptions)                       1,174        417        590        164       221
========  ========                                                              =========   ========  =========  =========  ========

                    Variable Annuities:
 21,059    22,614     Beginning total account value                               22,229     21,059     19,118     19,523    17,190
  1,271     1,809     Sales, excluding exchanges                                     383        339        328        274       330
      -       481     Exchange sales                                                   5          -          -          -         -
 (2,356)   (2,989)    Surrenders, withdrawals and exchange redemptions              (600)      (665)      (591)      (552)     (548)
                      Change in market value, interest credited, and other
 (1,285)     (856)     activity (2)                                                 (958)    (1,615)       668     (2,055)    1,717
--------  --------                                                              ---------   --------  ---------  ---------  --------
 18,689    21,059     Ending total account value                                  21,059     19,118     19,523     17,190    18,689
========  ========                                                              =========   ========  =========  =========  ========

 (1,085)     (699)    Net sales (redemptions)                                       (212)      (326)      (263)      (278)     (218)
========  ========                                                              =========   ========  =========  =========  ========

                    Fixed Annuities:
  2,926     3,020     Beginning total account value                                2,942      2,926      2,889      2,872     2,865
    120       221     Sales                                                           30         30         27         32        31
   (216)     (361)    Surrenders, withdrawals and exchange redemptions               (61)       (69)       (55)       (48)      (44)
    145        46     Interest credited and other activity (2)                        15          2         11          9       123
--------  --------                                                              ---------   --------  ---------  ---------  --------
  2,975     2,926     Ending account value                                         2,926      2,889      2,872      2,865     2,975
========  ========                                                              =========   ========  =========  =========  ========

    (96)     (140)    Net sales (redemptions)                                        (31)       (39)       (28)       (16)      (13)
========  ========                                                              =========   ========  =========  =========  ========

(1)  Statutory first year premiums and deposits.

(2) Year-to-date and 4Q 2001 include increases in policyholder account values of $429 million for Variable Annuities and $157 million for Fixed Annuities as a result of policyholder credits issues in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million in Fixed Annuities transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

          U. S. CONSUMER DIVISION - LIFE INSURANCE, RETAIL INVESTMENTS
         SEGMENT MUTUAL FUNDS, WRAP-FEE PRODUCTS, AND ANNUITY SALES BY
                              DISTRIBUTION CHANNEL
                                  (in millions)

     Year-to-date                                                                  2000                    2001
--------------------                                                              ------     -----------------------------------
   2001       2000                                                                  4Q         1Q       2Q       3Q         4Q
---------  ---------                                                              ------     ------   ------   ------     ------
                        INDIVIDUAL LIFE INSURANCE SALES(1) BY
                        DISTRIBUTION CHANNEL

      218       259       Prudential Agents                                           68         57       54       56         51
      252       128       Third party distribution                                    56         55       43      123         31
---------  ---------                                                              ------     ------   ------   ------     ------
      470       387             Total                                                124        112       97      179         82
=========  =========                                                              ======     ======   ======   ======     ======

                        RETAIL INVESTMENTS SEGMENT MUTUAL FUNDS, WRAP-FEE
                        PRODUCTS AND ANNUITY SALES BY DISTRIBUTION CHANNEL

                          Mutual funds, excluding wrap-fee products (2):
                          ----------------------------------------------
      743     1,123       Prudential Agents                                          214        233      199      161        150
    1,602     2,930       Financial Advisors                                         630        575      429      298        300
    2,851     1,196       Third-party distributors                                   379        445    1,470      457        479
       77       129       Other                                                       42         71        8       (9)         7
---------  ---------                                                              ------     ------   ------   ------     ------
    5,273     5,378             Total                                              1,265      1,324    2,106      907        936
=========  =========                                                              ======     ======   ======   ======     ======

                        Wrap-fee products:
                        ------------------
      424       406       Prudential Agents                                          115        109      110      104        101
    6,837     9,833       Financial Advisors                                       2,366      2,138    1,807    1,488      1,404
      191       264       Third-party distributors                                    45         48       51       34         58
---------  ---------                                                              ------     ------   ------   ------     ------
    7,452    10,503             Total                                              2,526      2,295    1,968    1,626      1,563
=========  =========                                                              ======     ======   ======   ======     ======

                        Variable and Fixed Annuities:
                        -----------------------------
    1,144     2,086       Prudential Agents                                          317        296      293      257        298
      230       421       Financial Advisors                                          99         72       58       46         54
       17         4       Third-party distributors                                     2          1        4        3          9
---------  ---------                                                              ------     ------   ------   ------     ------
    1,391     2,511             Total                                                418        369      355      306        361
=========  =========                                                              ======     ======   ======   ======     ======

                        (1) Statutory first year premiums and deposits.
                        (2) Other than money market.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Fourth Quarter 2001

                U. S. CONSUMER DIVISION - ACCOUNT VALUE ACTIVITY
                                  (in millions)

   Year-to-date                                                              2000                         2001
-----------------                                                           ------      -----------------------------------------
 2001       2000                                                              4Q          1Q          2Q         3Q          4Q
------     ------                                                           ------      ------      ------     ------      ------
                      INDIVIDUAL LIFE INSURANCE:

                                                                          ----------                                     ----------

                      Policyholders'  Account Balances:
 3,526      3,303        Beginning balance                                   3,470       3,526       3,578      3,628       3,664
   772        812        Premiums and deposits                                 187         191         181        194         206
    90         88        Interest credited                                      24          24          21         20          25
  (706)      (783)       Surrenders and withdrawals                           (175)       (172)       (174)      (159)       (201)
    89        149        Net transfers (to) from separate account               33          32          26         24           7
   (59)       (60)       Policy charges                                        (15)        (14)        (14)       (17)        (14)
   114         17        Benefits and other                                      2          (9)         10        (26)        139
------     ------                                                           ------      ------      ------     ------      ------
 3,826      3,526        Ending balance                                      3,526       3,578       3,628      3,664       3,826
======     ======                                                           ======      ======      ======     ======      ======

                      Separate Account Liabilities:
13,892     14,051        Beginning balance                                  14,232      13,892      12,849     13,391      12,021
 1,774      1,642        Premiums and deposits                                 444         447         417        491         419
  (915)      (123)       Change in market value and interest credited         (373)     (1,059)        531     (1,418)      1,031
  (677)      (590)       Surrenders and withdrawals                           (142)       (172)       (179)      (117)       (209)
  (107)      (147)       Net transfers (to) from general account               (32)        (20)         19        (96)        (10)
  (864)      (858)       Policy charges                                       (215)       (216)       (215)      (210)       (223)
   (93)       (83)       Benefits and other                                    (22)        (23)        (31)       (20)        (19)
------     ------                                                           ------      ------      ------     ------      ------
13,010     13,892        Ending balance                                     13,892      12,849      13,391     12,021      13,010
======     ======                                                           ======      ======      ======     ======      ======

                      INDIVIDUAL ANNUITIES:

                      Account Values in General Account:
 5,677      5,842        Beginning balance                                   5,712       5,677       5,624      5,587       5,566
 1,391      2,511        Premiums and deposits                                 418         369         355        306         361
   310        321        Interest credited                                      82          78          79         76          77
(2,572)    (3,350)       Surrenders and withdrawals                           (661)       (734)       (646)      (600)       (592)
 1,001        540        Net transfers (to) from separate account              163         283         235        240         243
    (5)        (5)       Policy charges                                         (2)         (1)         (1)        (1)         (2)
   350       (182)       Benefits and other (1)                                (35)        (48)        (59)       (42)        499
------     ------                                                           ------      ------      ------     ------      ------
 6,152      5,677        Ending balance                                      5,677       5,624       5,587      5,566       6,152
======     ======                                                           ======      ======      ======     ======      ======

                      Account Values in Separate Account:
18,308     19,792        Beginning balance                                  19,459      18,308      16,383     16,808      14,489
   905      2,117        Premiums and deposits                                 449         265         246        206         188
(1,578)      (693)       Change in market value and interest credited         (928)     (1,584)        717     (2,027)      1,316
(2,064)    (2,586)       Surrenders and withdrawals                           (511)       (569)       (536)      (481)       (478)
   158        (71)       Net transfers (to) from general account              (101)         21          55         35          47
  (217)      (251)       Policy charges                                        (60)        (58)        (57)       (52)        (50)
     -          -        Benefits and other                                      -           -           -          -           -
------     ------                                                           ------      ------      ------     ------      ------
15,512     18,308        Ending balance                                     18,308      16,383      16,808     14,489      15,512
======     ======                                                           ======      ======      ======     ======      ======

                                                                          ----------                                     ----------

(1) Year-to-date and 4Q 2001 include increases in policyholder account values of $586 million as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

           U. S. CONSUMER DIVISION - DEFERRED POLICY ACQUISITION COSTS
                                  (in millions)

  Year-to-date                                                                     2000                    2001
-----------------                                                                 ------    -------------------------------------
 2001      2000                                                                     4Q        1Q        2Q        3Q         4Q
-------  --------                                                                 ------    -------  --------  --------    ------
                                                                                ----------                               ----------

                    INDIVIDUAL LIFE INSURANCE:
  3,090     3,014     Beginning balance                                            3,069      3,090     3,088     3,117     3,115
    301       277     Capitalization                                                  75         76        77        74        74
   (232)     (172)    Amortization - operating results                               (38)       (62)      (55)      (60)      (55)
      -         -     Amortization - realized investment gains and losses              -          -         -         -         -
    (26)      (29)    Impact of unrealized (gains) or losses on AFS securities       (16)       (16)        7       (16)       (1)
      -         -     Other                                                            -          -         -         -         -
-------  --------                                                                 ------    -------  --------  --------    ------
  3,133     3,090     Ending balance                                               3,090      3,088     3,117     3,115     3,133
=======  ========                                                                 ======    =======  ========  ========    ======

                    INDIVIDUAL ANNUITIES:
    682       693     Beginning balance                                              724        682       648       655       612
     99       142     Capitalization                                                  25         26        24        24        25
   (134)     (133)    Amortization - operating results                               (54)       (41)      (21)      (51)      (21)
     14         6     Amortization - realized investment gains and losses              3         (1)       (2)        2        15
    (33)      (26)    Impact of unrealized (gains) or losses on AFS securities       (16)       (18)        6       (18)       (3)
      -         -     Other                                                            -          -         -         -         -
-------  --------                                                                 ------    -------  --------  --------    ------
    628       682     Ending balance                                                 682        648       655       612       628
=======  ========                                                                 ======    =======  ========  ========    ======

                    PROPERTY & CASUALTY INSURANCE:
    137       110     Beginning balance                                              143        137       137       141       137
    390       371     Capitalization                                                  95        100       102        95        93
   (395)     (365)    Amortization - operating results                              (101)      (100)      (98)      (99)      (98)
      -         -     Amortization - realized investment gains and losses              -          -         -         -         -
      -         -     Impact of unrealized (gains) or losses on AFS securities         -          -         -         -         -
      -        21     Other                                                            -          -         -         -         -
-------  --------                                                                 ------    -------  --------  --------    ------
    132       137     Ending balance                                                 137        137       141       137       132
=======  ========                                                                 ======    =======  ========  ========    ======

                    TOTAL U. S. CONSUMER DIVISION:
  3,909     3,817     Beginning balance                                            3,936      3,909     3,873     3,913     3,864
    790       790     Capitalization                                                 195        202       203       193       192
   (761)     (670)    Amortization - operating results                              (193)      (203)     (174)     (210)     (174)
     14         6     Amortization - realized investment gains and losses              3         (1)       (2)        2        15
    (59)      (55)    Impact of unrealized (gains) or losses on AFS securities       (32)       (34)       13       (34)       (4)
      -        21     Other                                                            -          -         -         -         -
-------  --------                                                                 ------    -------  --------  --------    ------
  3,893     3,909     Ending balance                                               3,909      3,873     3,913     3,864     3,893
=======  ========                                                                 ======    =======  ========  ========    ======

                                                                                ----------                               ----------

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Fourth Quarter 2001

    U. S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE
                       INSURANCE AND PRIVATE CLIENT GROUP
                          (dollar amounts in millions)

   Year-to-date                                                                           2000                  2001
-----------------                                                                        ------   ---------------------------------
 2001       2000                                                                           4Q       1Q       2Q       3Q       4Q
------     ------                                                                        ------   ------   ------   ------   ------
                    Individual Life Insurance:

                                                                                        --------                            --------

                      Policy Surrender Experience:

   637        641       Cash value of surrenders                                            144      180      149      132      176

                        Cash value of surrenders as a percentage of mean future
                          policy benefits, policyholders' account balances,
   3.8%       3.7%        and separate account balances                                     3.3%     4.3%     3.5%     3.2%     4.4%


                      Death claims per $1,000 of in-force: (1)
  2.10       2.06       Variable and universal life                                        2.22     2.22     1.65     2.53     2.01
  1.50       1.18       Term life                                                          1.10     1.07     1.25     2.78     0.86
  1.93       1.82       Total, Individual Life Insurance Segment                           1.88     1.88     1.55     2.61     1.65

                                                                                        --------                            --------


   Year-to-date                                                                           2000                  2001
-----------------                                                                        ------   ---------------------------------
 2001       2000                                                                           4Q       1Q       2Q       3Q       4Q
------     ------                                                                        ------   ------   ------   ------   ------
                    Private Client Group:

                                                                                        --------                            --------

                      Non-Interest Revenues:

 1,155      1,561       Commissions                                                         327      320      296      252      287
   684        748       Fees                                                                198      182      168      178      156
   134        159       Other non-interest revenues                                          23       34       35       37       28
------     ------                                                                        ------   ------   ------   ------   ------
 1,973      2,468         Total non-interest revenues                                       548      536      499      467      471
======     ======                                                                        ======   ======   ======   ======   ======

                    Recurring revenue as a percentage of total non-interest revenue (2)      31%      34%      34%      36%      35%

 4,300      6,540   Average customer margin lending balances                              6,251    5,223    4,376    4,200    3,470

                                                                                        --------                            --------

                    (1) Annualized, for interim reporting periods

                    (2) Calculated on a trailing 12 month basis excluding
                        Consumer Banking revenue.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

        U. S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR PROPERTY
                             AND CASUALTY INSURANCE
                          (dollar amounts in millions)

   Year-to-date                                                              2000                        2001
-----------------                                                          --------    ------------------------------------------
  2001      2000                                                              4Q         1Q          2Q         3Q          4Q
--------  -------                                                          --------    -------    --------   --------     -------
                      Earned premium:
   1,403    1,153        Automobile                                             290       328         346        356       373
     448      413        Homeowners'                                             97       109         112        113       114
      33       33        Other                                                    9         8           8          9         8
--------  -------                                                          --------    ------    --------   --------    -------
   1,884    1,599          Total earned premium                                 396       445         466        478       495
========  =======                                                          ========    ======    ========   ========    =======

                      Loss ratio(1)(2):
    70.6%    64.0%       Automobile                                            66.4%     56.9%       74.1%      69.1%     81.0%
    76.5%    72.4%       Homeowners'                                           82.9%     79.5%       60.2%      97.3%     69.0%
    70.8%    65.8%            Overall                                          71.3%     61.8%       70.5%      75.6%     74.5%

                      Expense ratio(1)(3):
    30.8%    35.3%       Automobile                                            43.6%     32.0%       31.2%      30.3%     29.5%
    36.6%    45.3%       Homeowners'                                           62.6%     43.3%       34.8%      34.3%     35.9%
    32.1%    37.8%            Overall                                          48.3%     34.3%       32.0%      31.3%     31.0%

                      Combined ratio(4):
   101.4%    99.3%       Automobile                                           110.0%     88.9%      105.3%      99.4%    110.5%
   113.1%   117.7%       Homeowners'                                          145.5%    122.8%       95.0%     131.6%    104.9%
   102.9%   103.6%            Overall                                         119.6%     96.1%      102.5%     106.9%    105.5%

    42.1     45.1     Catastrophe losses (5)                                   10.0       3.3        26.6       14.2      (2.0)
     2.2%     2.7%    Effect of catastrophic losses on combined ratio           2.5%      0.7%        5.7%       3.0%     -0.4%

                      Accident year combined ratio (6)                        114.6%    106.1%      106.0%     106.9%    107.0%

(1)  Based on statutory data.

(2) Represents ratio of incurred losses and loss adjustment expenses to net earned premium.

(3)  Represents ratio of operating expenses to net written premium.

(4)  Represents the sum of loss ratio and expense ratio above.

(5) Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.

(6) Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

         COMBINED STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

   Year-to-date      %                                                                   2000                  2001
-----------------                                                                       ------    --------------------------------
  2001     2000    Change                                                                 4Q        1Q      2Q      3Q       4Q
-------- --------                                                                       ------    ------  ------  ------   ------
                          Revenues (1):

  2,532    2,190    16%     Premiums                                                       556       610     622     650      650
    244      250    -2%     Policy charges and fee income                                   98        53      55      68       68
  2,728    2,817    -3%     Net investment income                                          711       705     688     671      664
    408      429    -5%     Commissions, investment management fees, and other income      105        93     106     110       99
-------  -------                                                                        ------    ------  ------  ------   ------
  5,912    5,686     4%        Total revenues                                            1,470     1,461   1,471   1,499    1,481
-------  -------                                                                        ------    ------  ------  ------   ------

                          Benefits and Expenses (1):
  3,403    2,972    15%     Insurance and annuity benefits                                 817       811     835     919      838
  1,201    1,224    -2%     Interest credited to policyholder account balances             292       279     304     307      311
     11       43   -74%     Interest expense                                                 7         2       4       3        2
    (30)     (26)  -15%     Deferral of acquisition costs                                   (7)       (6)     (7)     (7)     (10)
     14       23   -39%     Amortization of acquisition costs                               13         3       4       2        5
  1,130    1,063     6%     General and administrative expenses                            272       268     279     272      311
-------  -------                                                                        ------    ------  ------  ------   ------
  5,729    5,299     8%       Total benefits and expenses                                1,394     1,357   1,419   1,496    1,457
-------  -------                                                                        ------    ------  ------  ------   ------

    183      387   -53%   Adjusted operating income before income taxes                     76       104      52       3       24
=======  =======                                                                        ======    ======  ======  ======   ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

         COMBINING STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

                                                      Twelve Months Ended December 31, 2001       Quarter Ended December 31, 2001
                                                     ---------------------------------------    ----------------------------------
                                                       Total                                      Total
                                                      Employee                        Other      Employee                   Other
                                                      Benefits        Group         Employee     Benefits       Group     Employee
                                                      Division      Insurance       Benefits     Division     Insurance   Benefits
                                                     ---------     ----------      ---------    ----------   ----------   --------
     Revenues (1):
       Premiums                                          2,532          2,512             20          650           643          7
       Policy charges and fee income                       244            164             80           68            45         23
       Net investment income                             2,728            547          2,181          664           140        524
       Commissions, investment management fee
        and other income                                   408             25            383           99             8         91
                                                     ---------     ----------      ---------    ---------    ----------   --------
          Total revenues                                 5,912          3,248          2,664        1,481           836        645
                                                     ---------     ----------      ---------    ---------    ----------   --------

     Benefits and Expenses (1):
       Insurance and annuity benefits                    3,403          2,490            913          838           618        220
       Interest credited to policyholder account
        balances                                         1,201            224            977          311            61        250
       Interest expense                                     11             (2)            13            2            (1)         3
       Deferral of acquisition costs                       (30)           (18)           (12)         (10)           (7)        (3)
       Amortization of acquisition costs                    14              4             10            5             3          2
       General and administrative expenses               1,130            480            650          311           141        170
                                                     ---------     ----------      ---------    ---------    ----------   --------
         Total benefits and expenses                     5,729          3,178          2,551        1,457           815        642
                                                     ---------     ----------      ---------    ---------    ----------   --------

     Adjusted operating income before income taxes         183             70            113           24            21          3
                                                     =========     ==========      =========    =========    ==========   ========

                                                      Twelve Months Ended December 31, 2000       Quarter Ended December 31, 2000
                                                     ---------------------------------------    ----------------------------------
                                                       Total                                      Total
                                                      Employee                        Other      Employee                   Other
                                                      Benefits        Group         Employee     Benefits       Group     Employee
                                                      Division      Insurance       Benefits     Division     Insurance   Benefits
                                                     ---------     ----------      ---------    ---------    ----------   --------
     Revenues (1):
       Premiums                                          2,190          2,119             71          556           545         11
       Policy charges and fee income                       250            172             78           98            79         19
       Net investment income                             2,817            485          2,332          711           131        580
       Commissions, investment management fees,
        and other income                                   429             25            404          105             7         98
                                                     ---------     ----------      ---------    ---------    ----------   --------
          Total revenues                                 5,686          2,801          2,885        1,470           762        708
                                                     ---------     ----------      ---------    ---------    ----------   --------

     Benefits and Expenses (1):
       Insurance and annuity benefits                    2,972          2,042            930          817           538        279
       Interest credited to policyholder account
        balances                                         1,224            200          1,024          292            55        237
       Interest expense                                     43             (1)            44            7            (1)         8
       Deferral of acquisition costs                       (26)           (11)           (15)          (7)           (3)        (4)
       Amortization of acquisition costs                    23              1             22           13             1         12
       General and administrative expenses               1,063            412            651          272           104        168
                                                     ---------     ----------      ---------    ---------    ----------   --------
          Total benefits and expenses                    5,299          2,643          2,656        1,394           694        700
                                                     ---------     ----------      ---------    ---------    ----------   --------

     Adjusted operating income before income taxes         387            158            229           76            68          8
                                                     =========     ==========      =========    =========    ==========   ========

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Fourth Quarter 2001

     EMPLOYEE BENEFITS DIVISION - SALES RESULTS AND ASSETS UNDER MANAGEMENT
                                  (in millions)

  Year-to-date                                                                 2000                  2001
---------------                                                               ------   ---------------------------------
 2001     2000                                                                  4Q       1Q       2Q       3Q       4Q
------   ------                                                               ------   ------   ------   ------   ------

                                                                             --------                            --------

                   GROUP INSURANCE NEW ANNUALIZED PREMIUMS:

   483      321     Group life (1)                                                47      274       30       64      115
   147      162     Group disability (2)                                          25       64       18       34       31
------   ------                                                               ------   ------   ------   ------   ------
   630      483              Total                                                72      338       48       98      146
======   ======                                                               ======   ======   ======   ======   ======

                   OTHER EMPLOYEE BENEFITS - SALES AND
                   ASSETS UNDER MANAGEMENT:

                   Defined Contribution:

26,046   25,788     Beginning total account value                             27,129   26,046   24,473   25,319   22,710
 3,689    5,439     Sales                                                      1,407    1,255      923      729      782
(3,422)  (3,937)    Withdrawals                                               (1,041)  (1,035)  (1,021)    (728)    (638)
(1,673)  (1,244)    Change in market value, interest credited and other (3)   (1,449)  (1,793)     944   (2,610)   1,786
------   ------                                                               ------   ------   ------   ------   ------
24,640   26,046     Ending total account value                                26,046   24,473   25,319   22,710   24,640
======   ======                                                               ======   ======   ======   ======   ======

   267    1,502     Net sales                                                    366      220      (98)       1      144
======   ======                                                               ======   ======   ======   ======   ======

                    Asset management of ending total account value:
                     Proprietary                                              19,132   17,941   18,287   16,501   17,665
                     Non-proprietary                                           6,914    6,532    7,032    6,209    6,975
                                                                              ------   ------   ------   ------   ------
                       Total                                                  26,046   24,473   25,319   22,710   24,640
                                                                              ======   ======   ======   ======   ======

                   Guaranteed Products:

41,577   41,757     Beginning total account value                             41,751   41,577   40,461   39,920   39,008
 2,299    2,024     Sales                                                        420      400    1,181      285      433
(4,372)  (5,279)    Withdrawals and benefits                                  (1,253)  (1,569)    (877)  (1,123)    (803)
 2,198    2,997     Change in market value and interest income                   822      326      646      388      838
(1,877)      78     Other (4)                                                   (163)    (273)  (1,491)    (462)     349
------   ------                                                               ------   ------   ------   ------   ------
39,825   41,577     Ending total account value                                41,577   40,461   39,920   39,008   39,825
======   ======                                                               ======   ======   ======   ======   ======

(2,073)  (3,255)    Net sales                                                   (833)  (1,169)     304     (838)    (370)
======   ======                                                               ======   ======   ======   ======   ======

                    Product composition of ending total account value:
                     Spread-lending products                                  19,184   19,069   19,020   18,841   18,887
                     Fee-based products                                       22,393   21,392   20,900   20,167   20,938
                                                                              ------   ------   ------   ------   ------
                       Total                                                  41,577   40,461   39,920   39,008   39,825
                                                                              ======   ======   ======   ======   ======

                                                                             --------                            --------

(1) Amounts do not include excess premiums, which are group universal life insurance premiums that build cash value but do not purchase face amounts.
(2)  Includes long-term care products.
(3) Year-to-date and 4Q 2001 include an increase in policyholder account values of $433 million as a result of policyholder credits issued in connection with the Company's demutualization.
(4) Represents changes in asset balances for externally managed accounts. In addition, year-to-date and 4Q 2001 include an increase in policyholder account values of $181 million representing cumulative conversions of client account balances to products currently included in this division as well as $2 million of policyholder credits issued in connection with the Company's demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial


           EMPLOYEE BENEFITS DIVISION - SUPPLEMENTARY INFORMATION
                    (dollar amounts in millions)

                                                                    2000                          2001
                                                                  --------    ------------------------------------------
                                                                     4Q           1Q        2Q         3Q          4Q
                                                                  --------    --------   --------   --------    --------

                                                                ------------                                  ------------

         Future Policy Benefits (1):
           Group life                                                1,416       1,414      1,452      1,623       1,664
           Group disability (2)                                         67          96        101         98         103
           Other employee benefits                                  12,582      12,595     12,446     12,498      12,317
                                                                  --------    --------   --------   --------    --------
                 Total                                              14,065      14,105     13,999     14,219      14,084
                                                                  ========    ========   ========   ========    ========

         Policyholder Account Balances (1):
           Group life                                                3,344       3,424      3,664      3,764       3,805
           Group disability (2)                                         51          45         41         57          61
           Other employee benefits                                  15,338      15,288     15,305     15,208      15,372
                                                                  --------    --------   --------   --------    --------
                 Total                                              18,733      18,757     19,010     19,029      19,238
                                                                  ========    ========   ========   ========    ========

         Separate Account Liabilities (1):
            Group life                                               7,130       6,897      7,156      7,246       7,634
            Group disability (2)                                         -           -          -          -           -
            Other employee benefits                                 23,917      23,591     22,808     22,189      21,538
                                                                  --------    --------   --------   --------    --------
                  Total separate account                            31,047      30,488     29,964     29,435      29,172
                                                                  ========    ========   ========   ========    ========

         Group Life Insurance:
             Gross premiums, policy charges and fee income (3)         561         565        596        637         641
             Earned premiums, policy charges and fee income            492         501        529        579         551
             Benefits ratio                                           82.3%       90.0%      94.7%      96.6%       88.6%
             Administrative operating expense ratio                   11.6%       10.4%       9.7%       8.8%       11.2%
             Persistency ratio                                        95.2%       98.8%      98.7%      97.9%       97.4%

         Group Disability Insurance (2):
             Gross premiums, policy charges and fee income (3)         125         129        131        141         142
             Earned premiums, policy charges and fee income            132         125        125        129         137
             Benefits ratio                                          100.6%       88.5%      97.8%      99.2%       94.9%
             Administrative operating expense ratio                   14.6%       23.3%      25.2%      22.0%       25.4%
             Persistency ratio                                        90.6%       92.4%      91.3%      89.4%       88.8%

                                                                ------------                                  ------------


         (1) As of end of period.
         (2) Group disability amounts include long-term care products.
         (3) Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                              Prudential [LOGO] Financial

       COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                           (in millions)

    Year-to-date       %                                                        2000                               2001
    ------------                                                             --------  ---------------------------------------------
   2001      2000   Change                                                     4Q           1Q          2Q          3Q        4Q
   ----     -----                                                           ---------  -----------  ----------  ---------  --------
                           Revenues (1):
  3,337    1,680     99%    Premiums                                            445            454         817      1,020    1,046
    307       92    234%    Policy charges and fee income                        26             24         111        102       70
    511      195    162%    Net investment income                                55             50         129        170      162
                            Commissions, investment management fees,
    539      657    -18%     and other income                                   145            144         134        118      143
-------  -------                                                          -----------  -----------  ----------  ---------  --------
  4,694    2,624     79%      Total revenues                                    671            672       1,191      1,410    1,421
-------  -------                                                          -----------  -----------  ----------  ---------  --------

                           Benefits and Expenses (1):
  2,674    1,266    111%    Insurance and annuity benefits                      327            337         702        794      841
                            Interest credited to policyholder account
     72        2   3496%     balances                                             -              1          18         28       25
      4        4      0%    Interest expense                                      2              2           2          2       (2)
   (539)    (404)   -33%    Deferral of acquisition costs                      (109)          (114)       (143)      (133)    (149)
    164      146     12%    Amortization of acquisition costs                    38             38          35         44       47
    530      586    -10%    Securities operations non-interest expenses         147            127         131        125      147
  1,266      702     80%    General and administrative expenses                 206            183         326        370      387
-------  -------                                                          -----------  -----------  ----------  ---------  --------
  4,171    2,302     81%      Total benefits and expenses                       611            574       1,071      1,230    1,296
-------  -------                                                          -----------  -----------  ----------  ---------  --------

    523      322     62%   Adjusted operating income before income taxes         60             98         120        180      125
=======  =======                                                           ===========  ===========  ==========  ========  ========

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

           COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                                  (in millions)

                                                                                      Twelve Months Ended December 31, 2001
                                                                --------------------------------------------------------------------
                                                                                 International
                                                                    Total          Insurance       International       International
                                                                International    excl.Gibraltar      Insurance-       Securities and
                                                                  Division           Life         Gibraltar Life(2)     Investments
                                                                -------------   ---------------   -----------------  ---------------
   Revenues (1):
     Premiums                                                          3,337             1,832              1,505               --
     Policy charges and fee income                                       307               102                205               --
     Net investment income                                               511               146                304               61
     Commissions, investment management fees, and other income           539                40                 12              487
                                                                  ----------       -----------         ----------       ----------
        Total revenues                                                 4,694             2,120              2,026              548
                                                                  ----------       -----------         ----------       ----------

   Benefits and Expenses (1):
     Insurance and annuity benefits                                    2,674             1,383              1,291               --
     Interest credited to policyholder account balances                   72                 5                 67               --
     Interest expense                                                      4                 5                 (1)              --
     Deferral of acquisition costs                                      (539)             (458)               (81)              --
     Amortization of acquisition costs                                   164               154                  9                1
     Securities operations non-interest expenses                         530                --                 --              530
     General and administrative expenses                               1,266               682                479              105
                                                                  ----------       -----------         ----------       ----------
       Total benefits and expenses                                     4,171             1,771              1,764              636
                                                                  ----------       -----------         ----------       ----------

   Adjusted operating income before income taxes                         523               349                262              (88)
                                                                  ==========       ===========         ==========       ==========

                                                                                Twelve Months Ended December 31, 2000
                                                                --------------------------------------------------------------------
                                                                                  International
                                                                   Total            Insurance      International      International
                                                                International    excl.Gibraltar     Insurance-       Securities and
                                                                  Division            Life        Gibraltar Life(2)    Investments
                                                                -------------   ---------------   -----------------  --------------
   Revenues (1):
     Premiums                                                          1,680             1,680                --                 --
     Policy charges and fee income                                        92                92                --                 --
     Net investment income                                               195               129                --                 66
     Commissions, investment management fees, and other income           657                19                --                638
                                                                  ----------       -----------         ----------        ----------
        Total revenues                                                 2,624             1,920                --                704
                                                                  ----------       -----------         ----------        ----------

   Benefits and Expenses (1):
     Insurance and annuity benefits                                    1,266             1,266                --                 --
     Interest credited to policyholder account balances                    2                 2                --                 --
     Interest expense                                                      4                 4                --                 --
     Deferral of acquisition costs                                      (404)             (403)               --                 (1)
     Amortization of acquisition costs                                   146               145                --                  1
     Securities operations non-interest expenses                         586                 -                --                586
     General and administrative expenses                                 702               610                --                 92
                                                                  ----------       -----------         ----------        ----------
       Total benefits and expenses                                     2,302             1,624                --                678
                                                                  ----------       -----------         ----------        ----------

   Adjusted operating income before income taxes                         322               296                --                 26
                                                                  ==========       ===========         ==========        ==========


                                                                                Quarter Ended December 31, 2001
                                                                --------------------------------------------------------------------
                                                                                 International
                                                                    Total          Insurance       International      International
                                                                International    excl.Gibraltar      Insurance-      Securities and
                                                                  Division           Life         Gibraltar Life(2)    Investments
                                                                -------------   --------------    -----------------  ---------------
   Revenues (1):
     Premiums                                                          1,046               481                565                --
     Policy charges and fee income                                        70                31                 39                --
     Net investment income                                               162                41                107                14
     Commissions, investment management fees, and other income           143                12                 10               121
                                                                  ----------       -----------         ----------        ----------
        Total revenues                                                 1,421               565                721               135
                                                                  ----------       -----------         ----------        ----------

   Benefits and Expenses (1):
     Insurance and annuity benefits                                      841               364                477                --
     Interest credited to policyholder account balances                   25                 2                 23                --
     Interest expense                                                     (2)               --                 (2)               --
     Deferral of acquisition costs                                      (149)             (112)               (37)               --
     Amortization of acquisition costs                                    47                41                  6                --
     Securities operations non-interest expenses                         147                --                 --               147
     General and administrative expenses                                 387               175                177                35
                                                                  ----------       -----------         ----------        ----------
       Total benefits and expenses                                     1,296               470                644               182
                                                                  ----------       -----------         ----------        ----------

   Adjusted operating income before income taxes                         125                95                 77               (47)
                                                                  ==========       ===========         ==========        ==========

                                                                                   Quarter Ended December 31, 2000
                                                              --------------------------------------------------------------------
                                                                                International
                                                                  Total          Insurance       International      International
                                                               International    excl.Gibraltar      Insurance-      Securities and
                                                                 Division          Life         Gibraltar Life(2)    Investments
                                                              --------------  ----------------  -----------------  ---------------
 Revenues (1):
   Premiums                                                            445               445                 --                --
   Policy charges and fee income                                        26                26                 --                --
   Net investment income                                                55                35                 --                20
   Commissions, investment management fees, and other income           145                 6                 --               139
                                                                ----------       -----------         ----------         ----------
      Total revenues                                                   671               512                 --               159
                                                                ----------       -----------         ----------         ----------

 Benefits and Expenses (1):
   Insurance and annuity benefits                                      327               327                 --                --
   Interest credited to policyholder account balances                   --                --                 --                --
   Interest expense                                                      2                 2                 --                --
   Deferral of acquisition costs                                      (109)             (109)                --                --
   Amortization of acquisition costs                                    38                38                 --                --
   Securities operations non-interest expenses                         147                --                 --               147
   General and administrative expenses                                 206               169                 --                37
                                                                ----------       -----------         ----------         ----------
     Total benefits and expenses                                       611               427                 --               184
                                                                ----------       -----------         ----------         ----------

 Adjusted operating income before income taxes                          60                85                 --               (25)
                                                                ==========       ===========         ==========         ==========

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through November 30, 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

      INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
               (dollar amounts in millions unless otherwise noted)

 Year-to-date                                                              2000                    2001
--------------                                                            ------    --------------------------------------
 2001    2000                                                               4Q        1Q       2Q        3Q             4Q
------  ------                                                            ------    ------   -------   -------     -------

                 INTERNATIONAL INSURANCE OPERATING DATA:

                 GAAP exchange rate basis (1):

                  Net premiums, policy charges and fee income:
 1,526   1,485       Japan, excluding Gibraltar Life                         388       394       361       376         395
 1,710       -       Gibraltar Life (2)                                        -         -       467       639         604
   408     287       All other countries                                      83        84       100       107         117
------  ------                                                            ------    ------   -------   -------     -------
 3,644   1,772           Total                                               471       478       928     1,122       1,116
======  ======                                                            ======    ======   =======   =======     =======

                 Annualized new business premiums:
   370     359       Japan, excluding Gibraltar Life                         115       114        92        77          87
   110       -       Gibraltar Life  (2)                                       -         -        10        44          56
   212     150       All other countries                                      47        48        60        51          53
------  ------                                                            ------    ------   -------   -------     -------
   692     509           Total                                               162       162       162       172         196
======  ======                                                            ======    ======   =======   =======     =======

                 Constant exchange rate basis (3):

                  Net premiums, policy charges and fee income:
 1,526   1,318       Japan, excluding Gibraltar Life                         350       384       365       376         401
 1,719       -       Gibraltar Life (2)                                        -         -       472       645         602
   408     256       All other countries                                      75        81       102       106         119
------  ------                                                            ------    ------   -------   -------     -------
 3,653   1,574           Total                                               425       465       939     1,127       1,122
======  ======                                                            ======    ======   =======   =======     =======

                  Annualized new business premiums:
   370     319       Japan, excluding Gibraltar Life                         103       111        93        77          89
   110       -       Gibraltar Life  (2)                                       -         -        10        44          56
   212     133       All other countries                                      44        47        61        51          53
------  ------                                                            ------    ------   -------   -------     -------
   692     452           Total                                               147       158       164       172         198
======  ======                                                            ======    ======   =======   =======     =======

                  Face amount of individual policies inforce
                   at end of period (in billions):
                     Japan, excluding Gibraltar Life                         112       117       120       124         127
                     Gibraltar Life  (2)                                       -         -       265       244         232
                     All other countries                                      26        27        32        34          38
                                                                          ------    ------   -------   -------     -------
                         Total                                               138       144       417       402         397
                                                                          ======    ======   =======   =======     =======


                  Number of individual policies in force at
                   end of period (in thousands):
                     Japan, excluding Gibraltar Life                         805       858       892       918         946
                     Gibraltar Life (2)                                        -         -     5,322     5,047       4,911
                     All other countries                                     376       410       452       492         536
                                                                          ------    ------   -------   -------     -------
                         Total                                             1,181     1,268     6,666     6,457       6,393
                                                                          ======    ======   =======   =======     =======

(1)  Translated based on applicable average exchange rate for the period shown.

(2) Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through November 30, 2001.

(3) Translated based on average exchange rates for the year ended December 31, 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial


      INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
               (dollar amounts in millions unless otherwise noted)

                                                                2000                               2001
                                                             ----------   ----------------------------------------------------
                                                                 4Q           1Q            2Q           3Q              4Q
                                                            ----------   ----------    ----------   ----------     ----------

                                                          ---------------                                        ---------------

     International insurance policy persistency (1):

           13 months                                               94.0%        93.6%         93.1%        93.1%          93.2%
           25 months                                               88.4%        88.2%         88.9%        88.9%          88.1%


     Number of Life Planners at end of period (2):

           Japan                                                  1,811        1,802         1,853        1,944          1,992
           All other countries                                    1,684        1,632         1,837        2,055          2,112
                                                             ----------   ----------    ----------   ----------     ----------
               Total                                              3,495        3,434         3,690        3,999          4,104
                                                             ==========   ==========    ==========   ==========     ==========



     Number of International Retail Financial Advisors at
     end of period                                                  620          643           632          646            633

     Assets managed or administered for customers outside
     of the United States at end of period                       34,061       32,802        66,388       62,642         64,280

                                                         ---------------                                        ---------------


       (1) Excluding Gibraltar Life.

       (2) Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

          COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                                  (in millions)

  Year-to-date      %                                                                      2000                 2001
---------------                                                                          -------   -------------------------------
2001       2000   Change                                                                   4Q        1Q        2Q     3Q      4Q
------   ------                                                                          -------   -------  -------  -----  ------
                           Revenues (1):
                                                                                        ---------                          ---------
    90       52     73%      Net investment income                                           22        19       24     19      28
 1,182    1,292     -9%      Commissions, investment management fees, and other income      317       310      286    273     313
------   ------                                                                          -------   ------   -------  ------ -------
 1,272    1,344     -5%         Total revenues                                              339       329      310    292     341
------   ------                                                                          -------   ------   -------  ------ -------

                           Benefits and Expenses:
    15        5    200%      Interest expense                                                 5         4        4      3       4
   292      324    -10%      Securities operations non-interest expenses                     88        73       85     70      64
   746      739      1%      General and administrative expenses                            206       174      189    174     209
------   ------                                                                          -------   ------   ------  ------  ------
 1,053    1,068     -1%         Total  benefits and expenses                                299       251      278    247     277
------   ------                                                                          -------   ------   ------  ------  ------

   219      276    -21%    Adjusted operating income before income taxes                     40        78       32     45      64
======   ======                                                                          =======   ======   ======  ======  ======


                           Analysis of revenues by source:
                             Investment Management and Advisory Services segment:
   210      244    -14%         Retail customers                                             58        53       54     52      51
   383      409     -6%         Institutional customers                                     112        97      104     93      89
   242      221     10%         General account                                              57        55       51     59      77
------   ------                                                                          -------   ------   ------  ------  ------
   835      874     -4%                Subtotal                                             227       205      209    204     217
   437      470     -7%      Other Asset Management segment revenues                        112       124      101     88     124
------   ------                                                                          -------   ------   ------  ------  ------
 1,272    1,344     -5%         Total revenues                                              339       329      310    292     341
======   ======                                                                          =======   ======   ======  ======  ======

                           Analysis of commissions, investment management fees and
                             other revenues by type:
                             Investment Management and Advisory Services segment:
   741      794     -7%         Asset-based fees                                            196       183      188    186     184
    52       59    -12%         Transaction-based and other revenues                         21        14       10     12      16
------   ------                                                                          -------   ------   ------  ------  ------
   793      853     -7%                Subtotal                                             217       197      198    198     200
   389      439    -11%      Other Asset Management                                         100       113       88     75     113
------   ------                                                                          -------   ------   ------  ------  ------
 1,182    1,292     -9%         Total                                                       317       310      286    273     313
======   ======                                                                          =======   ======   ======  ======  ======

                                                                                        ---------                          ---------

                           (1) Revenues exclude realized investment gains, net
                               of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

     COMBINING STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                               (in millions)

                                                                                Twelve Months Ended December 31, 2001
                                                                           ----------------------------------------------
                                                                                             Investment
                                                                                             Management
                                                                            Total Asset      & Advisory     Other Asset
                                                                             Management       Services       Management
                                                                           --------------  --------------  --------------
          Revenues (1):
            Net investment income                                                     90              42              48
            Commissions, investment management fees, and other income              1,182             793             389
                                                                           --------------  --------------  --------------
               Total revenues                                                      1,272             835             437
                                                                           --------------  --------------  --------------

          Benefits and Expenses:
            Interest expense                                                          15              15               -
            Securities operations non-interest expenses                              292               -             292
            General and administrative expenses                                      746             715              31
                                                                           --------------  --------------  --------------
              Total benefits and expenses                                          1,053             730             323
                                                                           --------------  --------------  --------------

          Adjusted operating income before income taxes                              219             105             114
                                                                           ==============  ==============  ==============

                                                                                Twelve Months Ended December 31, 2000
                                                                           ----------------------------------------------
                                                                                             Investment
                                                                                             Management
                                                                            Total Asset      & Advisory     Other Asset
                                                                             Management       Services       Management
                                                                           --------------  --------------  --------------
          Revenues (1):
            Net investment income                                                     52              21              31
            Commissions, investment management fees, and other income              1,292             853             439
                                                                           --------------  --------------  --------------
               Total revenues                                                      1,344             874             470
                                                                           --------------  --------------  --------------

          Benefits and Expenses:
            Interest expense                                                           5               5               -
            Securities operations non-interest expenses                              324               -             324
            General and administrative expenses                                      739             715              24
                                                                           --------------  --------------  --------------
              Total benefits and expenses                                          1,068             720             348
                                                                           --------------  --------------  --------------

          Adjusted operating income before income taxes                              276             154             122
                                                                           ==============  ==============  ==============

                                                                               Quarter Ended December 31, 2001
                                                                           ---------------------------------------------
                                                                                             Investment
                                                                                             Management
                                                                            Total Asset      & Advisory     Other Asset
                                                                             Management       Services       Management
                                                                           -------------   --------------  -------------
          Revenues (1):
            Net investment income                                                    28               17             11
            Commissions, investment management fees, and other income               313              200            113
                                                                           -------------   --------------  -------------
               Total revenues                                                       341              217            124
                                                                           -------------   --------------  -------------

          Benefits and Expenses:
            Interest expense                                                          4                4              -
            Securities operations non-interest expenses                              64                -             64
            General and administrative expenses                                     209              199             10
                                                                           -------------   --------------  -------------
              Total benefits and expenses                                           277              203             74
                                                                           -------------   --------------  -------------

          Adjusted operating income before income taxes                              64               14             50
                                                                           =============   ==============  =============

                                                                                  Quarter Ended December 31, 2000
                                                                           ---------------------------------------------
                                                                                             Investment
                                                                                             Management
                                                                            Total Asset      & Advisory     Other Asset
                                                                             Management       Services       Management
                                                                           -------------   --------------  -------------
          Revenues (1):
            Net investment income                                                    22               10             12
            Commissions, investment management fees, and other income               317              217            100
                                                                           -------------   --------------  -------------
               Total revenues                                                       339              227            112
                                                                           -------------   --------------  -------------

          Benefits and Expenses:
            Interest expense                                                          5                5              -
            Securities operations non-interest expenses                              88                -             88
            General and administrative expenses                                     206              196             10
                                                                           -------------   --------------  -------------
              Total benefits and expenses                                           299              201             98
                                                                           -------------   --------------  -------------

          Adjusted operating income before income taxes                              40               26             14
                                                                           =============   ==============  =============

(1)  Revenues exclude realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

  ASSETS UNDER MANAGEMENT - INVESTMENT MANAGEMENT AND ADVISORY SERVICES SEGMENT
                                  (in billions)


                                                                                              December 31, 2001
                                                                        ------------------------------------------------------------
                                                                                             Fixed          Real
                                                                            Equity           Income        Estate          Total
                                                                        -------------    -------------  -------------  -------------
                            Retail customers                                     44.2             52.3              -           96.5
                            Institutional customers                              39.6             39.5           10.0           89.1
                            General account                                       1.9            110.5            1.4          113.8
                                                                        -------------    -------------  -------------  -------------
                                  Total                                          85.7            202.3           11.4          299.4
                                                                        =============    =============  =============  =============



                                                                                              December 31, 2000
                                                                        ------------------------------------------------------------
                                                                                             Fixed          Real
                                                                            Equity           Income        Estate          Total
                                                                        -------------    -------------  -------------  -------------


                            Retail customers                                     58.7             48.7              -          107.4
                            Institutional customers                              46.4             38.7           10.0           95.1
                            General account                                       2.2            105.6            2.2          110.0
                                                                        -------------    -------------  -------------  -------------
                                  Total                                         107.3            193.0           12.2          312.5
                                                                        =============    =============  =============  =============

       Year-to-date                                                                2000                       2001
--------------------------                                                     ------------    -------------------------------------
    2001          2000                                                              4Q           1Q       2Q        3Q         4Q
------------  ------------                                                     ------------    ------- --------  --------  ---------
                                  Institutional Assets Under Management:

                                  Assets gathered by Asset Management
                                  division sales force:
       74.5           76.0           Beginning assets under management                77.4       74.5      70.5      70.4      65.3
       13.7           18.5           Additions to managed portfolio                    4.8        3.9       3.2       2.4       4.2
      (17.7)         (17.2)          Withdrawals                                      (4.6)      (3.0)     (5.0)     (4.2)     (5.5)
       (2.6)          (2.8)          Change in market value                           (3.1)      (4.9)      1.7      (3.3)      3.9
------------   ------------                                                    ------------    ------- --------  --------  ---------
       67.9           74.5           Ending assets under management                   74.5       70.5      70.4      65.3      67.9
                                  Other institutional assets under
       21.2           20.6        management                                          20.6       19.0      20.3      19.6      21.2
------------   ------------                                                    ------------    ------- --------  --------  ---------
                                  Total assets managed for institutional
       89.1           95.1        customers at end of period                          95.1       89.5      90.7      84.9      89.1
============   ============                                                    ============    ======= ========  ========  =========

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                 Prudential [LOGO] Financial


                  CONSOLIDATED INVESTMENT PORTFOLIO COMPOSITION
                                  (in millions)


                                                                  December 31, 2001                  December 31, 2000
                                                             ---------------------------        ---------------------------
                                                                Amount       % of Total           Amount       % of Total
                                                             -------------  ------------        ------------  -------------
       General Account (1):
         Fixed maturities:
             Public available for sale, at fair value              77,807         51.8%              62,454          47.6%
             Public held to maturity, at amortized cost               318          0.2%                 757           0.6%
             Private available for sale, at fair value             32,040         21.3%              21,294          16.2%
             Private held to maturity, at amortized cost               53          0.0%              11,686           8.9%
         Trading account assets, at fair value                        112          0.1%                   3           0.0%
         Equity securities, at fair value                           2,259          1.5%               2,315           1.8%
         Commercial loans                                          19,176         12.8%              15,418          11.8%
         Other long-term investments (2)                            5,095          3.4%               4,259           3.2%
         Policy loans, at outstanding balance                       8,570          5.7%               8,046           6.1%
         Short term investments, at amortized cost                  4,854          3.2%               4,963           3.8%
                                                             -------------  ------------        ------------  -------------
            Total general account investments                     150,284        100.0%             131,195         100.0%
                                                                            ============                      =============
       Invested assets of other entities and operations (3)        15,550                            17,320
                                                             -------------                      ------------
       Consolidated invested assets                               165,834                           148,515
       Invested assets of Closed Block Business (4)                56,474                            62,273
                                                             -------------                      ------------
       Invested assets of Financial Services Businesses           109,360                            86,242
                                                             =============                      ============


       Fixed Maturities by Credit Quality(1):


                                                                           December 31, 2001
                                                              ------------------------------------------
                                                               Amortized                     Estimated
                                                                 Cost         % of Total     Fair Value
                                                              -------------  ------------   ------------
       Public Fixed Maturities:

         NAIC Rating         Rating Agency Equivalent

                  1                      Aaa, Aa, A                 54,220         70.8%         55,495
                  2                      Baa                        17,543         22.9%         17,832
                  3                      Ba                          2,893          3.8%          2,937
                  4                      B                           1,436          1.9%          1,385
                  5                      C and lower                   234          0.3%            238
                  6                      In or near default            258          0.3%            254
                                                              -------------  ------------   ------------
                             Total                                  76,584        100.0%         78,141
                                                              =============  ============   ============


       Private Fixed Maturities:

         NAIC Rating         Rating Agency Equivalent

                  1                      Aaa, Aa, A                 10,073         32.3%         10,568
                  2                      Baa                        15,691         50.4%         16,150
                  3                      Ba                          2,906          9.3%          2,944
                  4                      B                           1,591          5.1%          1,525
                  5                      C and lower                   734          2.4%            739
                  6                      In or near default            162          0.5%            172
                                                              -------------  ------------   ------------
                              Total                                 31,157        100.0%         32,098
                                                              =============  ============   ============

                                                                            December 31, 2000
                                                               -----------------------------------------
                                                                 Amortized                    Estimated
                                                                   Cost        % of Total     Fair Value
                                                               ------------  -------------  ------------
       Public Fixed Maturities:

         NAIC Rating         Rating Agency Equivalent

                  1                      Aaa, Aa, A                 42,311          67.6%        43,208
                  2                      Baa                        15,346          24.5%        15,273
                  3                      Ba                          2,427           3.9%         2,401
                  4                      B                           2,125           3.4%         2,004
                  5                      C and lower                   369           0.6%           331
                  6                      In or near default             12           0.0%            11
                                                               ------------  -------------  ------------
                             Total                                  62,590         100.0%        63,228
                                                               ============  =============  ============


       Private Fixed Maturities:

         NAIC Rating         Rating Agency Equivalent

                  1                      Aaa, Aa, A                 11,379          34.6%        11,631
                  2                      Baa                        16,122          49.0%        16,253
                  3                      Ba                          2,897           8.8%         2,843
                  4                      B                           1,893           5.8%         1,792
                  5                      C and lower                   405           1.2%           382
                  6                      In or near default            192           0.6%           228
                                                               ------------  -------------  ------------
                              Total                                 32,888         100.0%        33,129
                                                               ============  =============  ============


(1) Excludes investments of securities brokerage, commercial and mortgage banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership. Invested assets as of December 31, 2001 include investments of Gibraltar Life acquired in April 2001.

(2) Other long-term investments consist of real estate related interests, largely through joint ventures and partnerships, oil and gas investments, venture capital and private equity funds, and investment real estate held through direct ownership.

(3) Includes invested assets of securities brokerage, commercial and mortgage banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(4)  Represents Traditional Participating Products segment at December 31, 2000.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

        INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS
                                  (in millions)


                                                                                   December 31, 2001          December 31, 2000
                                                                                -------------------------- -------------------------
                                                                                 Amount       % of Total    Amount      % of Total
                                                                                -----------  ------------- -----------  ------------
         General Account (1):
           Fixed maturities:
               Public available for sale, at fair value                             20,883          73.8%       2,418         62.3%
               Public held to maturity, at amortized cost                              318           1.1%         752         19.4%
               Private available for sale, at fair value                                98           0.4%           -          0.0%
               Private held to maturity, at amortized cost                              53           0.2%          75          1.9%
           Trading account assets, at fair value                                        74           0.3%           -          0.0%
           Equity securities, at fair value                                          1,032           3.6%         165          4.3%
           Commercial loans                                                          4,255          15.0%           -          0.0%
           Other long-term investments (2)                                           1,001           3.5%         196          5.1%
           Policy loans, at outstanding balance                                        605           2.1%         190          4.9%
           Short term investments, at amortized cost                                     2           0.0%          83          2.1%
                                                                                -----------  ------------- -----------  ------------
              Total general account investments                                     28,321         100.0%       3,879        100.0%
                                                                                ===========  ============= ===========  ============


   INVESTMENT PORTFOLIO COMPOSITION - EXCLUDING JAPANESE INSURANCE OPERATIONS
                                  (in millions)

                                                                                   December 31, 2001          December 31, 2000
                                                                                -------------------------- -------------------------
                                                                                  Amount      % of Total     Amount      % of Total
                                                                                -----------  ------------- -----------  ------------
         General Account (1):
           Fixed maturities:
               Public available for sale, at fair value                             56,924          46.7%      60,036         47.2%
               Public held to maturity, at amortized cost                                -           0.0%           5          0.0%
               Private available for sale, at fair value                            31,942          26.2%      21,294         16.7%
               Private held to maturity, at amortized cost                               -           0.0%      11,611          9.1%
           Trading account assets, at fair value                                        38           0.0%           3          0.0%
           Equity securities, at fair value                                          1,227           1.0%       2,150          1.7%
           Commercial loans                                                         14,921          12.2%      15,418         12.1%
           Other long-term investments (2)                                           4,094           3.4%       4,063          3.2%
           Policy loans, at outstanding balance                                      7,965           6.5%       7,856          6.2%
           Short term investments, at amortized cost                                 4,852           4.0%       4,880          3.8%
                                                                                -----------  ------------- -----------  ------------
              Total general account investments                                    121,963         100.0%     127,316        100.0%
                                                                                ===========  ============= ===========  ============

(1) Excludes investments of securities brokerage, commercial and mortgage banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Other long-term investments consist of real estate related interests, largely through joint ventures and partnerships, oil and gas investments, venture capital and private equity funds, and investment real estate held through direct ownership.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

                         CONSOLIDATED INVESTMENT RESULTS
                                  (in millions)

                                                                                    Quarter Ended December 31
                                                             ----------------------------------------------------------------------
                                                                           2001                                     2000
                                                             ----------------------------------  ----------------------------------

                                                                Investment Income     Realized      Investment Income     Realized
                                                             ----------------------              ----------------------
                                                                                      Gains /                             Gains /
                                                              Yield(4)     Amount     (Losses)    Yield(4)     Amount     (Losses)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
General Account (1):
   Fixed maturities                                                6.08%      1,641        (276)       7.24%      1,713        (220)
   Equity securities                                               1.66%         11        (117)       2.30%         14          68
   Commercial loans                                                7.22%        356         (25)       8.09%        314          (8)
   Policy loans                                                    6.37%        137           -        6.23%        123           -
   Short-term investments and cash equivalents                     2.03%         95           -       10.64%        270           3
   Other investments                                               6.96%         88         (20)      12.31%        138          20
                                                             ----------  ----------  ----------  ----------  ----------  ----------
        Gross investment income before investment expenses         5.72%      2,328        (438)       7.61%      2,572        (137)
        Investment expenses                                       -0.36%       (145)          -       -0.74%       (250)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
          Total for General Account                                5.36%      2,183        (438)       6.87%      2,322        (137)
                                                             ==========                          ==========
Investment results of other entities and operations (2)                          73           3                     118           -
Less amount relating to discontinued operations and divested
 business                                                                        (8)          -                     (14)          -
                                                                         ----------  ----------              ----------  ----------
Consolidated amount                                                           2,248        (435)                  2,426        (137)
Closed Block Business (3)                                                       946        (270)                  1,110          26
                                                                         ----------  ----------              ----------  ----------
Financial Services Businesses                                                 1,302        (165)                  1,316        (163)
                                                                         ==========  ==========              ==========  ==========

                                                                                  Twelve Months Ended December 31
                                                             ----------------------------------------------------------------------
                                                                         2001                                     2000
                                                             ----------------------------------  ----------------------------------

                                                                Investment Income     Realized      Investment Income     Realized
                                                             ----------------------              ----------------------
                                                                                       Gains /                            Gains /
                                                              Yield(4)     Amount     (Losses)    Yield(4)     Amount     (Losses)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
General Account (1):
   Fixed maturities                                                6.37%      6,833        (640)       7.54%      6,958      (1,066)
   Equity securities                                               1.30%         45        (237)       2.42%         67         450
   Commercial loans                                                7.27%      1,395           1        8.23%      1,255          (5)
   Policy loans                                                    6.22%        522           -        6.34%        478           -
   Short-term investments and cash equivalents                     2.98%        453          (3)       7.58%        683           8
   Other investments                                               6.96%        328         174        9.54%        420         325
                                                             ----------  ----------  ----------  ----------  ----------  ----------
        Gross investment income before investment expenses         6.06%      9,576        (705)       7.54%      9,861        (288)
        Investment expenses                                       -0.48%       (741)          -       -0.69%       (871)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
          Total for General Account                                5.58%      8,835        (705)       6.85%      8,990        (288)
                                                             ==========                          ==========
Investment results of other entities and operations (2)                         316           -                     507           -
Less amount relating to discontinued operations and divested
 business                                                                       (15)          -                    (101)          -
                                                                         ----------  ----------              ----------  ----------
Consolidated amount                                                           9,136        (705)                  9,396        (288)
Closed Block Business (3)                                                     3,897        (543)                  4,172          91
                                                                         ----------  ----------              ----------  ----------
Financial Services Businesses                                                 5,239        (162)                  5,224        (379)
                                                                         ==========  ==========              ==========  ==========

(1) Excludes investments of securities brokerage, commercial and mortgage banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Investment income of securities brokerage, and mortgage and commercial banking operations.

(3) Represents Traditional Participating Products segment for periods prior to effective date of demutualization.

(4) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and mortgage loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Reflects Gibraltar Life investments from acquisition in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

               INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
                                  (in millions)

                                                                                    Quarter Ended December 31
                                                             ----------------------------------------------------------------------
                                                                            2001                                2000
                                                             ----------------------------------  ----------------------------------

                                                                Investment Income     Realized      Investment Income     Realized
                                                             ----------------------              ----------------------
                                                                                      Gains /                             Gains /
                                                              Yield(2)     Amount     (Losses)    Yield(2)     Amount     (Losses)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
General Account (1):
   Fixed maturities                                                1.76%         95          66        2.58%         21         (15)
   Equity securities                                               1.02%          3         (23)       0.89%          -         (14)
   Commercial loans                                                3.85%         45          (2)       0.00%          -           -
   Policy loans                                                    1.67%          3           -        4.78%          2           -
   Short-term investments and cash equivalents                     0.08%          1          (2)       0.21%          -           -
   Other investments                                              -0.32%         (1)       (145)       5.29%          2          (6)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
        Gross investment income before investment expenses         1.75%        146        (106)       2.68%         25         (35)
        Investment expenses                                       -0.11%         (9)          -       -0.04%         (1)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
          Total for General Account                                1.64%        137        (106)       2.64%         24         (35)
                                                             ==========  ==========  ==========  ==========  ==========  ==========

                                                                                  Twelve Months Ended December 31
                                                             ----------------------------------------------------------------------
                                                                            2001                                2000
                                                             ----------------------------------  ----------------------------------

                                                                Investment Income     Realized      Investment Income     Realized
                                                             ----------------------              ----------------------
                                                                                      Gains /                             Gains /
                                                              Yield(2)     Amount     (Losses)    Yield(2)     Amount     (Losses)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
General Account (1):
   Fixed maturities                                                1.38%        243          46        2.70%         82           4
   Equity securities                                               0.41%          6        (120)       2.02%          3         (14)
   Commercial loans                                                4.17%        162           9        0.00%          -           -
   Policy loans                                                    1.38%          9           -        5.43%          9           -
   Short-term investments and cash equivalents                     0.08%          2          (1)       0.16%          -           -
   Other investments                                               1.56%         13         (18)       5.48%          7          (6)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
        Gross investment income before investment expenses         1.62%        435         (84)       2.85%        101         (16)
        Investment expenses                                       -0.10%        (25)          -       -0.05%         (2)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
          Total for General Account                                1.52%        410         (84)       2.80%         99         (16)
                                                             ==========  ==========  ==========  ==========  ==========  ==========

(1) Excludes investments of securities brokerage, commercial and mortgage banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and mortgage loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Reflects Gibraltar Life investments from acquisition in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS
                     (in millions)

                                                                                    Quarter Ended December 31
                                                             ----------------------------------------------------------------------
                                                                            2001                                2000
                                                             ----------------------------------  ----------------------------------

                                                                Investment Income     Realized      Investment Income     Realized
                                                             ----------------------              ----------------------
                                                                                      Gains /                             Gains /
                                                              Yield(2)     Amount     (Losses)    Yield(2)     Amount     (Losses)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
General Account (1):
   Fixed maturities                                                7.16%      1,546        (342)       7.41%      1,692        (205)
   Equity securities                                               2.17%          8         (94)       2.41%         14          82
   Commercial loans                                                8.28%        311         (23)       8.09%        314          (8)
   Policy loans                                                    6.73%        134           -        6.26%        121           -
   Short-term investments and cash equivalents                     2.57%         94           2       10.72%        270           3
   Other investments                                               9.04%         89         125       12.60%        136          26
                                                             ----------  ----------  ----------  ----------  ----------  ----------
        Gross investment income before investment expenses         6.74%      2,182        (332)       7.76%      2,547        (102)
        Investment expenses                                       -0.42%       (136)          -       -0.77%       (249)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
          Total for General Account                                6.32%      2,046        (332)       6.99%      2,298        (102)
                                                             ==========  ==========  ==========  ==========  ==========  ==========

                                                                                Twelve Months Ended December 31
                                                             ----------------------------------------------------------------------
                                                                            2001                                2000
                                                             ----------------------------------  ----------------------------------

                                                                Investment Income     Realized      Investment Income     Realized
                                                             ----------------------              ----------------------
                                                                                      Gains /                             Gains /
                                                              Yield(2)     Amount     (Losses)    Yield(2)     Amount     (Losses)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
General Account (1):
   Fixed maturities                                                7.59%      6,590        (686)       7.71%      6,876      (1,070)
   Equity securities                                               2.12%         39        (117)       2.59%         64         464
   Commercial loans                                                8.36%      1,233          (8)       8.23%      1,255          (5)
   Policy loans                                                    6.61%        513           -        6.37%        469           -
   Short-term investments and cash equivalents                     3.94%        451          (2)       7.64%        683           8
   Other investments                                               8.35%        315         192        9.66%        413         331
                                                             ----------  ----------  ----------  ----------  ----------  ----------
        Gross investment income before investment expenses         7.24%      9,141        (621)       7.68%      9,760        (272)
        Investment expenses                                       -0.59%       (716)          -       -0.71%       (869)          -
                                                             ----------  ----------  ----------  ----------  ----------  ----------
          Total for General Account                                6.65%      8,425        (621)       6.97%      8,891        (272)
                                                             ==========  ==========  ==========  ==========  ==========  ==========

(1) Excludes investments of securities brokerage, commercial and mortgage banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and mortgage loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

         RECLASSIFIED STATEMENTS OF OPERATIONS - U.S. CONSUMER DIVISION
                                  (in millions)

 Year ended December 31                                                                   2000                        2001
------------------------                                                     ------------------------------  ----------------------
  1998             1999                                                        1Q      2Q      3Q      4Q      1Q      2Q      3Q
-------          -------                                                     ------  ------  ------  ------  ------  ------  ------
                           Revenues (1):

  1,843            1,843     Premiums                                           453     512     493     483     545     575     561
  1,281            1,293     Policy charges and fee income                      328     324     329     326     315     321     305
  1,345            1,273     Net investment income                              358     334     327     325     333     303     304
                             Commissions, investment management fees, and
  2,882            3,154       other income                                     981     860     797     796     755     713     689
-------          -------                                                     ------  ------  ------  ------  ------  ------  ------
  7,351            7,563        Total revenues                                2,120   2,030   1,946   1,930   1,948   1,912   1,859
-------          -------                                                     ------  ------  ------  ------  ------  ------  ------

                           Benefits and Expenses (1):

  1,715            1,733     Insurance and annuity benefits                     437     441     455     505     456     527     555
                             Interest credited to policyholder account
    411              397       balances                                          96      99      99     101     103      99      96
      7                9     Interest expense                                     -       1       1       9       2       3       2
 (1,025)            (896)    Deferral of acquisition costs                     (206)   (229)   (221)   (211)   (219)   (216)   (202)
    705              765     Amortization of acquisition costs                  155     191     190     213     222     193     230
  2,124            2,269     Securities operations non-interest expenses        652     590     602     641     603     645     577
  2,562            2,619     General and administrative expenses                633     654     654     734     587     579     554
-------          -------                                                     ------  ------  ------  ------  ------  ------  ------
  6,499            6,896       Total benefits and expenses                    1,767   1,747   1,780   1,992   1,754   1,830   1,812
-------          -------                                                     ------  ------  ------  ------  ------  ------  ------

    852              667   Adjusted operating income before income taxes        353     283     166     (62)    194      82      47
=======          =======                                                     ======  ======  ======  ======  ======  ======  ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

        RECLASSIFIED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE INSURANCE
                                  (in millions)

Year ended December 31                                                                         2000                    2001
-----------------------                                                               -----------------------    ----------------
  1998           1999                                                                  1Q    2Q     3Q    4Q      1Q    2Q    3Q
--------       --------                                                               ----  ----   ----  ----    ----  ----  ----
                         Revenues (1):

     203            242    Premiums                                                     65    81     54    70      87    96    71
   1,056          1,030    Policy charges and fee income                               254   253    258   258     251   256   248
     300            316    Net investment income                                        97    97     93    87      99    97    95
      95            115    Commissions, investment management fees, and other income    45    32     33    51      30    29    35
--------       --------                                                               ----  ----   ----  ----    ----  ----  ----
   1,654          1,703       Total revenues                                           461   463    438   466     467   478   449
--------       --------                                                               ----  ----   ----  ----    ----  ----  ----

                         Benefits and Expenses (1):

     520            515    Insurance and annuity benefits                              157   145    159   179     157   173   166
     117            126    Interest credited to policyholder account balances           32    33     33    33      35    34    33
       4              4    Interest expense                                              -     -      -    10       -     1     -
    (375)          (292)   Deferral of acquisition costs                               (67)  (65)   (70)  (75)    (76)  (77)  (74)
     185            185    Amortization of acquisition costs                            45    50     39    38      62    55    60
       -              -    Securities operations non-interest expenses                   -     -      -     -       -     -     -
   1,025          1,048    General and administrative expenses                         241   219    266   312     210   205   188
--------       --------                                                               ----  ----   ----  ----    ----  ----  ----
   1,476          1,586      Total benefits and expenses                               408   382    427   497     388   391   373
--------       --------                                                               ----  ----   ----  ----    ----  ----  ----

     178            117  Adjusted operating income before income taxes                  53    81     11   (31)     79    87    76
========       ========                                                               ====  ====   ====  ====    ====  ====  ====

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Fourth Quarter 2001

          RECLASSIFIED STATEMENTS OF OPERATIONS - PRIVATE CLIENT GROUP
                                  (in millions)

 Year ended December 31                                                                          2000                    2001
------------------------                                                                -----------------------    ----------------
  1998          1999                                                                     1Q    2Q     3Q    4Q      1Q    2Q    3Q
----------    ----------                                                                ----  ----   ----  ----    ----  ----  ----
                           Revenues (1):

         -             -     Premiums                                                      -     -      -     -       -     -     -
         -             -     Policy charges and fee income                                 -     -      -     -       -     -     -
       255           269     Net investment income                                        82    77     73    67      70    57    62
     2,098         2,293     Commissions, investment management fees, and other income   734   623    563   548     536   499   467
----------    ----------                                                                ----  ----   ----  ----    ----  ----  ----
     2,353         2,562        Total revenues                                           816   700    636   615     606   556   529
----------    ----------                                                                ----  ----   ----  ----    ----  ----  ----

                           Benefits and Expenses (1):

         -             -     Insurance and annuity benefits                                -     -      -     -       -     -     -
         -             -     Interest credited to policyholder account balances            -     -      -     -       -     -     -
         -             -     Interest expense                                              -     -      -     -       -     -     -
         -             -     Deferral of acquisition costs                                 -     -      -     -       -     -     -
         -             -     Amortization of acquisition costs                             -     -      -     -       -     -     -
     2,124         2,269     Securities operations non-interest expenses                 652   590    602   641     603   645   577
       115            69     General and administrative expenses                          15     9      6    15       9     9     8
----------    ----------                                                                ----  ----   ----  ----    ----  ----  ----
     2,239         2,338        Total benefits and expenses                              667   599    608   656     612   654   585
----------    ----------                                                                ----  ----   ----  ----    ----  ----  ----

       114           224   Adjusted operating income before income taxes                 149   101     28   (41)     (6)  (98)  (56)
==========    ==========                                                                ====  ====   ====  ====    ====  ====  ====

                             Non-Interest Revenues:

     1,489         1,554        Commissions                                              524   359    351   327     320   296   252
       462           571        Fees                                                     172   189    189   198     182   168   178
       147           168        Other non-interest revenues                               38    75     23    23      34    35    37
----------    ----------                                                                ----  ----   ----  ----    ----  ----  ----
     2,098         2,293           Total non-interest revenues                           734   623    563   548     536   499   467
==========    ==========                                                                ====  ====   ====  ====    ====  ====  ====

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential {LOGO] Financial

             RECLASSIFIED STATEMENTS OF OPERATIONS - GIBRALTAR LIFE
                                  (in millions)

 Year ended December 31                                                                            2000                  2001
-------------------------                                                                -----------------------   ----------------
   1998           1999                                                                    1Q    2Q     3Q    4Q     1Q    2Q    3Q
-----------   -----------                                                                ----  ----   ----  ----   ----  ----  ----
                            Revenues (1):

          -             -     Premiums                                                      -     -      -     -      -   378   562
          -             -     Policy charges and fee income                                 -     -      -     -      -    89    77
          -             -     Net investment income                                         -     -      -     -      -    80   117
          -             -     Commissions, investment management fees, and other income     -     -      -     -      -     1     1
-----------   -----------                                                                ----  ----   ----  ----   ----  ----  ----
          -             -        Total revenues                                             -     -      -     -      -   548   757
-----------   -----------                                                                ----  ----   ----  ----   ----  ----  ----

                            Benefits and Expenses (1):

          -             -     Insurance and annuity benefits                                -     -      -     -      -   365   449
          -             -     Interest credited to policyholder account balances            -     -      -     -      -    17    27
          -             -     Interest expense                                              -     -      -     -      -     -     1
          -             -     Deferral of acquisition costs                                 -     -      -     -      -   (24)  (20)
          -             -     Amortization of acquisition costs                             -     -      -     -      -     -     3
          -             -     Securities operations non-interest expenses                   -     -      -     -      -     -     -
          -             -     General and administrative expenses                           -     -      -     -      -   131   171
-----------   -----------                                                                ----  ----   ----  ----   ----  ----  ----
          -             -       Total benefits and expenses                                 -     -      -     -      -   489   631
-----------   -----------                                                                ----  ----   ----  ----   ----  ----  ----

          -             -   Adjusted operating income before income taxes                   -     -      -     -      -    59   126
===========   ===========                                                                ====  ====   ====  ====   ====  ====  ====

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

     RECLASSIFIED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS
                                  (in millions)

 Year ended December 31                                                                    2000                       2001
------------------------                                                     ------------------------------  ----------------------
1998              1999                                                         1Q       2Q     3Q      4Q      1Q       2Q      3Q
------            ------                                                     -------  ------  -----  ------  ------   ------  -----
                             Revenues  (1):

    17                 11      Premiums                                            -       -      1     14       2        -      10
    (5)                (4)     Policy charges and fee income                      (2)     (3)    (2)    (3)      -       (4)     (1)
   894                926      Net investment income                             164     212    237    203     190      208     124
                               Commissions, investment management
  (629)              (424)      fees, and other income                          (144)   (153)  (153)  (166)   (194)     (75)   (198)
------            -------                                                    -------  ------  -----  -----   -----    -----   -----
   277                509         Total revenues                                  18      56     83     48      (2)     129     (65)
------            -------                                                    -------  ------  -----  -----   -----    -----   -----

                             Benefits and Expenses   (1):

    25                 85      Insurance and annuity benefits                      1       8      9      9       7        9      11
                               Interest credited to policyholder account
     -                  -       balances                                          (5)      2      -      -      (1)       1       1
   446                420      Interest expense                                   65     107    118     95      98       87      60
    94                 79      Deferral of acquisition costs                      33      30     20     22      26       23      17
   (50)               (32)     Amortization of acquisition costs                 (21)    (22)   (18)   (23)    (21)     (20)    (21)
    53                 46      Securities operations non-interest expenses        23      14      9     13      14       14      (1)
  (257)              (226)     General and administrative expenses              (137)   (126)   (30)    13    (124)     (60)   (113)
------            -------                                                    -------  ------  -----  -----   -----    -----   -----
   311                372        Total benefits and expenses                     (41)     13    108    129      (1)      54     (46)
------            -------                                                    -------  ------  -----  -----   -----    -----   -----
   (34)               137    Adjusted operating income before income taxes        59      43    (25)   (81)     (1)      75     (19)
======            =======                                                    =======  ======  =====  =====   =====    =====   =====

(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

KEY DEFINITIONS AND FORMULAS


1.  Attributed Equity:
----------------------
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Closed Block Business.

2.  Adjusted operating income before income taxes:
--------------------------------------------------
Adjusted operating income is a non-GAAP measure which excludes realized investment gains, net of losses and related charges; sales practices remedies and costs; results of divested businesses; and demutualization costs and expenses. Revenues and benefits and expenses shown as components of adjusted operating income, and for the Divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our business.

3.  After-tax adjusted operating income:
----------------------------------------
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

4.  Assets Under Management:
----------------------------
Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5.  Book value per share of Common Stock:
-----------------------------------------
Equity attributed to Financial Services Businesses divided by number of Common shares outstanding at end of period, on a diluted basis.

6.  Borrowings - General Corporate Purposes:
--------------------------------------------
Amounts used for corporate purposes including uses for cash flow timing mismatches, and investments in equity and debt securities of subsidiaries including amounts needed for regulatory capital purposes.

7.  Borrowings - Investment Related:
------------------------------------
Debt issued to finance specific investment assets or portfolios of investment assets, including real estate, real estate related assets held in consolidated joint ventures, and institutional spread lending portfolios.

8.  Borrowings - Securities Business Related:
---------------------------------------------

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9.  Borrowings - Specified Other Businesses:
--------------------------------------------
Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10.  Client Assets:
-------------------
Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11.  Earned Premiums:
---------------------
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12.  Financial Advisors (Domestic and International):
-----------------------------------------------------
Financial advisors and securities brokers in our securities operations.

13.  Financial Advisor Productivity (Domestic):
-----------------------------------------------
Private Client Group total non-interest revenues, excluding revenues generated by the consumer bank and by the segment's retail trading operation divided by the average number of domestic Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

14.  General Account:
---------------------
Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15.  Gibraltar Life Advisors:
-----------------------------
Insurance representatives for Gibraltar Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

KEY DEFINITIONS AND FORMULAS


16. Group Life Insurance and Group Disability Insurance Administrative Operating
--------------------------------------------------------------------------------
Expense Ratios:
---------------
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

17. Group Life Insurance and Group Disability Insurance Benefits Ratios:
------------------------------------------------------------------------
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Insurance and Annuity Benefits
----------------------------------
Total death benefits, annuity benefits, disability benefits, other policy benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
--------------------------------
Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:
----------------------------
Premiums from new sales that are expected to be collected over a one year period; does not include excess premiums, which are premiums that build cash value but do not purchase face amounts of insurance in force.

21. Non-recourse and Limited-recourse Debt:
-------------------------------------------
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

22. Policy Persistency - Group Insurance:
-----------------------------------------
Percentage of prior year premiums that remain in force in the current period
  (excluding Serviceman's Group Life Insurance and Prudential Employee Benefit Plan.

23. Policy Persistency - International Insurance:
-------------------------------------------------
13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

24. Prudential Agents:
----------------------
Insurance agents in our insurance operations in the United States.

25. Prudential Agent productivity:
----------------------------------
Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

26. Ratio of corporate debt to total capitalization:
----------------------------------------------------
For purposes of this ratio, we measure "debt" as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure "total capitalization" as the sum of equity excluding unrealized gains and losses on available-for-sale securities, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

27. Redeemable Capital Securities:
----------------------------------
Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

28. Separate Accounts:
----------------------
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
----------------------
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2001                                  Prudential [LOGO] Financial

RATINGS AND INVESTOR INFORMATION



INSURANCE CLAIMS PAYING RATINGS
(as of February 12, 2002)

                                                                                          Standard &
                                                                            A.M. Best       Poor's       Moody's       Fitch
                                                                          ------------   ------------  -----------   ----------
The Prudential Insurance Company of America                                    A              A+           A1             AA-
PRUCO Life Insurance Company                                                   A              A+           A1             NR*
PRUCO Life Insurance Company of New Jersey                                     A              A+           A1             NR
Prudential Property and Casualty Insurance Company                             A-             A            A1             NR
The Prudential Property & Casualty Insurance Company of New Jersey             A-             NR           A1             NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)                  NR             AA-          NR             NR
Gibraltar Life Insurance Company, Ltd.                                         NR             A            A2             NR

CREDIT RATINGS:
(as of February 12, 2002)

Prudential Financial, Inc.:
  Short-Term Borrowings                                                        AMB-1          A2           P2             F1
  Long-Term Senior Debt                                                        A-             A-           A3             A
  Redeemable Capital Securities                                                A-             A-           A3             A

The Prudential Insurance Company of America :
  Capital and surplus notes, due 2001-2005                                     A-             A-           A3             NR

Prudential Funding, LLC:
  Commercial Paper                                                             AMB-1          A1           P1             NR
  Long-Term Senior Debt                                                        A              A+           A2             NR

Prudential Securities Group, Inc                                               NR             BBB          NR             NR

*NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:                     Investor Information Hotline:

Prudential Financial, Inc.             Dial 877-998-ROCK for additional printed
751 Broad Street                       information or inquires.
Newark, New Jersey 07102
                                       Web Site:
                                       www.prudential.com


Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.